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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE SUCH INFORMATION (i) IS NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. EXCLUDED INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACES AS FOLLOWS: [_].

CONTRIBUTION AGREEMENT
by and among
PBF GREEN FUELS LLC,
PBF ENERGY COMPANY LLC
ENI SUSTAINABLE MOBILITY US INC.,
ENI SUSTAINABLE MOBILITY S.P.A.,
and
ST. BERNARD RENEWABLES LLC
Dated June 27, 2023

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i

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ii

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EXHIBIT
Exhibit A Form of Assignment and Assumption Agreement
Exhibit B Form of Act of Contribution and Conveyance and Bill of Sale
Exhibit C Form of Amended and Restated LLC Agreement

SCHEDULES

Schedule 1.1-PBF PBF Member Knowledge Personnel
Schedule 1.1-ENI Eni Member Knowledge Personnel
Schedule 1.1-CL Contested Liens
Schedule 1.1-PL Permitted Liens
Schedule 1.1-D Deposits
Schedule 1.1-SA List of Servitude Agreements
Schedule 2.1(a) Owned Land
Schedule 2.1(b) Contributed Improvements and Personalty
Schedule 2.1(c) Subleases
Schedule 2.1(d) Assumed Contracts
Schedule 2.1(f) Other Assets
Schedule 2.2 Structure of Potential Additional Consideration
Schedule 6.9(a) PBF Member Compliance with Law and Orders
Schedule 6.13 Liabilities and Indebtedness
Schedule 6.20 Permits
iii

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CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made and entered into June 27, 2023 (“Closing Date”) by and among PBF Green Fuels LLC, a Delaware limited liability company (“PBF Member”), Eni Sustainable Mobility US Inc., a Delaware corporation (“Eni Member”), St. Bernard Renewables LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Company”), and solely for the purposes of Article VIII, each of PBF Energy Company LLC, a Delaware limited liability company (“PBF LLC”) and Eni Sustainable Mobility S.p.A., a joint stock company incorporated under Italian laws (“Eni”). PBF Member, Eni Member and the Company are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

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WHEREAS, the Company was formed on August 2, 2022, by PBF LLC as the sole member;

WHEREAS, on February 16, 2023, the Company, PBF LLC, and Eni entered into that certain Subscription Agreement, pursuant to which, among other things, each of PBF Member (as successor in interest by appointment of PBF LLC) and Eni Member (as successor in interest by appointment of Eni) agreed to capitalize the Company in exchange for a Member Interest (as hereinafter defined) in the Company corresponding to: (i) in the case of PBF Member, a 50% Percentage Interest (as hereinafter defined) and (ii) in the case of Eni Member, a 50% Percentage Interest (the “Subscription Agreement”);

WHEREAS, on June 27, 2023, PBF LLC (i) designated and appointed PBF Member as the PBF Formation Party (as defined in the Subscription Agreement) to be a party to the Subscription Agreement, in accordance with the terms and conditions thereof, and (ii) transferred all of the membership interest in the Company to PBF Member (the “Membership Assignment”);

WHEREAS, on June 27, 2023, Eni (i) designated and appointed Eni Member as the Eni Formation Party (as defined in the Subscription Agreement) to be a party to the Subscription Agreement, in accordance with the terms and conditions thereof;

WHEREAS, at the Closing (as defined below), PBF Member desires to contribute, convey, transfer, assign and deliver the PBF Initial Capital Contribution (as defined below) to the Company;

WHEREAS, the Parties desire that Eni Member be admitted as a member of the Company at the Closing and, in connection therewith, Eni Member is willing to contribute the Eni Initial Capital Contribution (as defined below) to the Company;

WHEREAS, the Company is willing (a) to accept the PBF Initial Capital Contribution and acquire and accept all of PBF Member’s right, title, and interest in and to the PBF Contributed Assets (as defined below) in connection therewith and (b) to accept the Eni Initial Capital Contribution from Eni Member; and

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WHEREAS, in consideration of the contributions as described above and contemporaneously with the execution and delivery of this Agreement, (a) PBF Member shall cease to be the sole Member of the Company and shall have a 50% Percentage Interest and Member Interest in the Company and (b) Eni Member shall be issued a 50% Percentage Interest and Member Interest in the Company and shall be admitted as a member of the Company, upon the terms and subject to the conditions set forth herein and in the Amended and Restated LLC Agreement, and (c) PBF Member or its Affiliates, as applicable, will enter into the Commercial Agreements with the Company.
NOW, THEREFORE, in consideration the mutual representations, warranties, covenants and agreements in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS AND CONSTRUCTION
Section 1.1    Definitions. As used in this Agreement, the following capitalized terms have the meanings set forth below:
“Act of Contribution” is defined in Section 4.2(c).
“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, another Person. For the avoidance of doubt and notwithstanding anything to the contrary in the foregoing, none of the Company or any of its Subsidiaries shall be considered an “Affiliate” of any Member or such Member’s Affiliates.
“Agreement” is defined in the Preamble.
“Amended and Restated LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of the Closing Date, by and among the Company, PBF Member, and Eni Member in the form set forth in Exhibit C.
“Ancillary Agreements” means the (a) Amended and Restated LLC Agreement, (b) the Assignment and Assumption Agreement, (c) the Bill of Sale, (d) the Act of Contribution, (e) the Commercial Agreements, (f) the Subscription Agreement and (g) any and all additional agreements, certificates, documents and instruments that may be executed or delivered by any Party at or in connection with Closing, including those instruments and documents described in Sections 4.2, 4.3, and 4.4.
“Anti-Corruption Laws” means, with respect to a Party, all applicable provisions of the FCPA, and the requirements and prohibitions pertinent to the activities in question in the U.K. Bribery Act 2010 and all other anti-corruption and/or anti-bribery Laws applicable to such Party or any of its Affiliates.
“Anti-Money Laundering Laws” or “AML” means all the applicable national anti-money laundering Laws of the countries in which the relevant Party operates.

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“Asset Taxes” means ad valorem, property, excise, license, sales, use and similar Taxes based upon the operation or ownership of the PBF Contributed Assets or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.
“Assets” of any Person means all assets, rights, Claims, Contracts, interests, data, records and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, absolute, accrued, contingent, fixed or otherwise and wherever situated), including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods, Intellectual Property and the goodwill related thereto, operated, owned or leased by such Person.
“Assignment and Assumption Agreement” is defined in Section 4.2(a).
“Assumed Contracts” is defined in Section 2.1(d).
“Assumed Liabilities” is defined in Section 3.1.
“Benefit Plan” means the following: (a) any plan, fund, arrangement, agreement, policy or program that provides or is designed to provide health, medical, surgical, hospital or dental care or other welfare benefits, or benefits in the event of sickness, accident or disability, or death benefits, apprenticeship or other training programs, adoption assistance, dependent, care, or day care centers, scholarship funds, or prepaid legal services; (b) any plan, fund, arrangement, agreement, policy, or program that provides or is designed to provide retirement income to current or former employees or other current or former service providers or results in a deferral of income for periods extending to the termination of covered employment or other service or beyond; (c) any plan, fund, arrangement, agreement, policy or program that provides or is designed to provide severance, unemployment, vacation, holiday pay, paid time off, dependent care or healthcare reimbursement accounts, or fringe benefits; (d) any incentive compensation plan, bonus plan or arrangement, deferred compensation plan, equity option or equity-based incentive or compensation plan, or equity purchase plan; (e) any “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA); and (f) any other written or oral plan, agreement or arrangement involving direct or indirect compensation or benefits, including employment agreements, consulting or independent contractor agreements with individuals, insurance coverage, severance benefits, disability benefits, fringe benefits, pension or retirement plans, profit sharing, deferred compensation, bonuses, equity options, equity purchase, phantom equity, equity appreciation or other forms of incentive compensation or post-retirement compensation.
“Business” means the design, construction, ownership, operation and maintenance of a Renewable Diesel facility and related assets located near the Chalmette Refinery (the “Renewable Diesel Facility”), and all related production, commercial trading and marketing activities.
“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Louisiana, New Jersey, Texas and Milan, Italy are generally open for business.
“Capital Contributions” is defined in the Amended and Restated LLC Agreement.
“CAUSA” is defined in the Amended and Restated LLC Agreement.

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“Chalmette Refinery” means the refining facility located in and near Chalmette, Louisiana, owned and operated by CRC.
“Claim” means any claim, demand, suit, action, investigation, proceeding (whether civil, criminal, arbitrative, investigative, or administrative), governmental action, cause of action, and expenses and costs associated therewith (including reasonable attorneys’ fees and court costs), whether now existing or hereafter arising, whether known or unknown, including such items involving or sounding in the nature of breach of contract, tort, statutory liability, strict liability, products liability, Liens, contribution, indemnification, fines, penalties, malpractice, professional liability, design liability, premises liability, environmental liability (including investigatory and cleanup costs and natural resource damages), safety liabilities (including OSHA investigations, litigation and pending fines), deceptive trade practices, malfeasance, nonfeasance, negligence, misrepresentation, breach of warranty, tortious interference with contractual relations, slander or libel.
“Claim Notice” is defined in Section 8.4(a).
“Claim Period” is defined in Section 8.4(a).
“Closing” is defined in Section 4.1.
“Closing Conditions” is defined in the Subscription Agreement.
“Closing Date” is defined in the Preamble.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.
“Collective Indemnity Amount” is defined in Section 8.3(a).
“Commercial Agreements” means (a) the Construction Management Agreement, (b) the Operating Agreement, (c) the Sublease Agreements, (d) the CAUSA, (e) the Servitude Agreements and (f) the Omnibus Agreement.
“Company” is defined in the Preamble.
“Confidentiality Agreement” is defined in Section 9.4.
“Construction Management Agreement” means that certain Construction Management Agreement, executed contemporaneously with this Agreement.
“Contract” means any legally binding contract, agreement, instrument, lease, servitude, easement, license, evidence of indebtedness for borrowed money, mortgage, indenture, purchase order, binding bid, letter of credit, security agreement or other legally binding arrangement.
“Contributed Improvements and Personalty” is defined in Section 2.1(b).
“Contributor Taxes” means, without duplication, any and all (a) Taxes allocated to PBF Member under Section 7.2, (b) Income Taxes imposed by any applicable Laws on PBF Member, any of its Affiliates (other than the Company which are subject to Section 7.2) or any of its direct

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or indirect owners, (c) Transfer Taxes, if any, allocated to PBF Member under Section 7.1, and (d) Taxes attributable to the Excluded Assets.
“Control” and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, (b) without limiting any other subsection of this definition, if applicable to such Person (even if such Person is a corporation), where such Person is a corporation, the power to exercise or determine the voting of more than 50% of the voting rights in such corporation, (c) without limiting any other subsection of this definition, if applicable to such Person (even if such Person is a limited partnership), where such Person is a limited partnership, ownership of all of the equity of the sole general partner of such limited partnership, or (d) without limiting any other subsection of this definition, if applicable to such Person, in the case of a Person that is any other type of entity, the right to exercise or determine the voting of more than 50% of the Equity Interests in such Person having voting rights, whether by contract or otherwise.
“CRC” means Chalmette Refining, L.L.C., a Delaware limited liability company.
“CRSC” means Chalmette Refining Services Company LLC, a Delaware limited liability company.
“Delaware Act” is defined in the Amended and Restated LLC Agreement.
“DeMinimis Threshold” is defined in Section 8.3(a).
“Direct Claim” is defined in Section 8.4(a).
“Effective Date” is defined in Section 2.3(a).
“Encumbrance” means any mortgage, Lien, pledge, charge, option, title defect or deficiency in title, restriction (whether on voting, sale, transfer, disposition or otherwise), servitude, easement, and other encumbrance of any type and description, whether imposed by Law or other agreement.
“Eni” is defined in the Preamble.
“Eni Indemnitee” is defined in Section 8.2(a).
“Eni Initial Capital Contribution” is defined in Section 2.2.
“Eni Member” is defined in the Preamble.
“Eni Working Capital Amount” is defined in Section 2.4(b).
“Equity Interests” means, with respect to any Person, (a) capital stock, membership interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest in such Person, (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing, whether at the time of issuance or upon the passage of time or the occurrence of some future event, and (c) any warrant, option or other right (contingent or otherwise) to acquire any of the foregoing; provided that Member Interests, Percentage Interests, and Units shall all constitute Equity Interests in the Company.

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“Excess Initial Working Capital Funding” is defined in Section 2.4(d).
“Excluded Assets” is defined in Section 2.1.
“Excluded Liabilities” is defined in Section 3.2.
“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, as amended.
“Fraud” means an intentional misrepresentation or intentional omission of a material fact that constitutes common law fraud under Delaware Law.
“GAAP” means generally accepted accounting principles in the United States as in effect prior to the Closing, consistently applied.
“Good Industry Practice” means the exercise of that degree of skill, prudence and care, and the practices and professional standards which would reasonably and ordinarily be expected by a well-managed, skilled and experienced owner and operator in the refining industry and, in particular, renewable diesel facilities.
“Governmental Approval” means any declaration or notification to, filing or registration with, or order, authorization, consent, clearance or approval of, any Governmental Authority with jurisdiction over the Assets in question indicated in Schedule 5.4.
“Governmental Authority” means any Federal, State, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, legislature, arbitrator or arbitral body, authority, agency, commission, board, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.
“Hazardous Substance” means any: (i) such substance as defined by any HSE Law; (ii) petroleum product (i.e., gasoline, diesel fuel, motor oil, waste or used oil, heating oil, or kerosene, together with crude petroleum and any other fraction or derivative thereof), oil, or waste oil; (iii) asbestos, polychlorinated biphenyls, or; (iv) natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; (v) substance which is explosive, corrosive, reactive, flammable, infectious, radioactive, carcinogenic, or mutagenic; (vi) urea formaldehyde foam insulation; (vii) transformers or other equipment which contain dielectric fluid; (viii) freon and other chlorofluorocarbons; (ix) radon gas; (x) lead-based paintings, hazardous material, toxic substance, toxic pollutant, solid waste, municipal waste, industrial waste, hazardous waste, pollutant or contaminant under any HSE Law; and (xi) other chemical, material, or substance exposure to which or whose discharge, emission, disposal, or Release is prohibited, limited, or regulated under any HSE Law.

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“HSE Law” means any and all present or future Laws pertaining to or regulating pollution, environmental protection, health and safety of persons to the extent related to exposure to Hazardous Substances, pipeline safety, natural resource damages, conservation of resources, wildlife, waste management, the use, storage, generation, production, treatment, Release, emission, discharge, remediation, removal, disposal or transport or any other activity related to a Hazardous Substance or any other environmental matter, including: the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300f et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Section 651 et seq.; the Hazardous Liquids Pipeline Safety Act, as amended, 49 U.S.C. Section 60101 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 5101 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq. and any related or analogous state or local Laws.
“Income Tax” means any U.S. federal, state or local or foreign Tax measured by or imposed on account of net income or based on profits, net profits, margin, revenues, gross receipts or similar measure, but excluding Asset Taxes and Transfer Taxes.
“Indebtedness” means, with respect to any Person, and without duplication, (i) all indebtedness for borrowed money of such Person and all other indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is liable; (ii) all indebtedness secured by any Lien on property owned subject to such Lien whether or not the indebtedness secured has been assumed; (iii) any liabilities in respect of any lease of real or personal property (or a combination thereof), which liabilities are required to be classified and accounted for under GAAP; (iv) all obligations in respect of letters of credit, to the extent drawn; (v) all obligations under forward currency exchanges, interest rate protection agreements, swap agreements and hedging arrangements; (vi) all obligations of such Person to pay the deferred purchase price of property, equipment or services (other than accounts payable in the Ordinary Course of Business); (vii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired; (viii) all guarantees with respect to liabilities of another Person of a type described in any of clauses (i) through (vii) above for the payment of which such first Person may be liable and (ix) any accrued interest, premiums, penalties and other fees and expenses that are required to be paid by such Persons in respect of obligations referred to in clauses (i) through (viii) of this definition.
“Indemnifiable Losses” is defined in Section 8.1.
“Indemnified Party” is defined in Section 8.4(a).
“Indemnifying Party” is defined in Section 8.4(a).
“Indemnitees” means the Eni Indemnitees and/or the PBF Indemnitees.

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“Initial Members” is defined in the Amended and Restated LLC Agreement.
“Intellectual Property” means any and all rights in, arising out of or associated with any of the following in any jurisdiction in the world: (a) patents and patent applications, including all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals and extensions thereof, and other government issued indicia of invention ownership, (b) copyrights, and all copyright registrations and copyright applications and any renewals or extensions thereof, (c) trademarks, service marks, brands, certification marks, trade dress, trade names, logos, slogans, domain names and other indicia of origin of use, whether registered or unregistered, and pending applications and renewals for any of the foregoing, together in each case with the goodwill connected with the use of or symbolized thereby, and (d) trade secrets, know-how, proprietary and confidential information, including all proprietary rights in product specifications, compounds, processes, formulae, product or industrial designs, business information, technical and marketing plans and proposals, ideas, concepts, inventions, research and development, information disclosed by business manuals and drawings, technology, technical information, data, research records, customer, distributor and supplier lists and similar data and information and all other confidential or proprietary technical or business information and materials and all rights therein.
“Knowledge” means the knowledge that it is reasonable to expect from a Person, in light of the professional experience, the duty of care requested and prudent behavior taking into account also the Good Industry Practice, and the office vested within the relevant Person’s organization.
“Knowledge of Eni Member” means the Knowledge of those Persons identified on Schedule 1.1-ENI.
“Knowledge of PBF Member” means the Knowledge of those Persons identified on Schedule 1.1-PBF.
“Knowledge of the Company” means the Knowledge of PBF Member.
“Land” means, collectively, the Owned Land and the Subleased Land.
“Law” or “Laws” means any constitution, decree, resolution, law, statute, act, ordinance, rule, directive, order, treaty, code or regulation and any injunction or judgment or any interpretation of the foregoing, as enacted, issued or promulgated by any Governmental Authority.
“Legal Proceedings” is defined in Section 5.5.
“Liability” or “Liabilities” means, singularly or collectively, any Indebtedness, adverse Claim, liability, obligation or Loss (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, equity, strict liability or otherwise) and including all costs and expenses relating thereto.
“Lien” means any lien, pledge, mortgage, deed of trust, security interest, lease, charge, option, right of first refusal or other transfer restriction, easement, servitude, proxy, voting trust or similar agreement or other encumbrance of any kind.

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“Loss” means any and all payments, charges, judgments, amounts paid in settlement, assessments, deficiencies, damages, fines, interest, penalties, Taxes, losses, and expenses (including removal costs, remediation costs and interest, court costs, reasonable fees of attorneys, accountants and other experts and professionals or other reasonable expenses of investigation, litigation, or other Proceedings or of any claim, default or assessment).
“Member” is defined in the Amended and Restated LLC Agreement.
“Member Interest” is defined in the Amended and Restated LLC Agreement.
“Member’s Knowledge” means to the Knowledge of PBF Member or the Knowledge of Eni Member, as the context requires.
“Membership Assignment” is defined in the recitals.
“Minor Assumed Contracts” mean any Contract not specifically listed on Schedule 2.1(d) that (i) relates exclusively to the other PBF Contributed Assets, (ii) is required for the Company to obtain the full enjoyment of the PBF Contributed Assets, (iii) individually requires the remaining payment by the Company of less than $100,000 to the counterparty over its then current term, and (iv) collectively with all other such Contracts, requires the remaining payment of less than $500,000 to the counterparties to all such Contracts under their respective then current terms.
“Notice” is defined in Section 9.1.
“Omnibus Agreement” means that certain Omnibus Corporate Services Agreement, dated as of the Closing Date, between PBF Holding Company LLC, a Delaware limited liability company, and the Company.
“Operating Agreement” is defined in the Amended and Restated LLC Agreement.
“Operator” is defined in the Amended and Restated LLC Agreement.
“Order” means any writ, judgment, decree, order, injunction or award issued, or otherwise put into effect by or under the authority of any court, administrative agency, arbitrator or other Governmental Authority (in each such case whether preliminary or final).
“Ordinary Course of Business” means the ordinary course of business consistent with past custom in the refining industry and Good Industry Practice (including with respect to quantity and frequency).
“OSHA” means the U.S. Occupational Safety and Health Administration.
“Owned Land” is defined in Section 2.1(a).
“Party” or “Parties” is defined in the Preamble.
“PBF Contributed Assets” is defined in Section 2.1.
“PBF Indemnitee” is defined in Section 8.2(c).

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“PBF Initial Capital Contribution” is defined in Section 2.1.
“PBF LLC” is defined in the Preamble.
“PBF Member” is defined in the Preamble.
“PBF Working Capital Amount” is defined in Section 2.4(c).
“Percentage Interest” is defined in the Amended and Restated LLC Agreement.
“Permitted Lien” means (a) any Lien for Taxes or assessments not yet due but duly reserved or accounted for, (b) Liens for Taxes and assessments which are being contested in good faith in appropriate proceedings; provided that the relevant amounts have been duly reserved or accounted for, which are set out in Schedule 1.1-CL, (c) mechanics, materialmen’s and similar liens with respect to any amounts not yet delinquent which are subsequently paid by PBF Member, (d) deposits listed in Schedule 1.1-D to secure the performance of bids, contracts (other than for borrowed money), leases, statutory obligations, performance bonds and other obligations of a like nature incurred in the Ordinary Course of Business; (e) the terms and conditions of the Assumed Contracts; (f) easements, servitudes, and rights-of-way that are recorded in the real estate conveyance records of St. Bernard Parish, Louisiana, which are set out in Schedule 1.1-SA, and (g) the matters identified on Schedule 1.1-PL.
“Permit” means any permits, temporary permits to construct or operate, licenses, approvals, registrations, orders, waivers, variances or other authorizations issued or granted by any Governmental Authority.
“Person” means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.
“Proceeding” means any investigation, complaint, lawsuit, action, suit, claim (including claim of a violation of Law), hearing or other proceeding at Law or in equity or order or ruling, in each case by or before any Governmental Authority or arbitral tribunal.
“PTU” is defined in Section 2.2(a)(ii).
“Release” means any spilling, leaking, seeping, pumping, pouring, emitting, emptying, injecting, discharging, escaping, leaching, migrating, dumping, disposing or releasing of a Hazardous Substance into or through the environment (including the air, soil, surface water, groundwater, sewer, septic system, or waste treatment, storage, or disposal systems) of any kind whatsoever, including the abandonment or discarding of barrels, containers, tanks or other receptacles containing or previously containing a Hazardous Substance.
“Renewable Diesel” is defined in the Amended and Restated LLC Agreement.
“Representatives” means, as to any Person, its officers, directors, employees, managers, members, partners, shareholders, owners, legal counsel, accountants, financial advisers, lenders, investors, and consultants.

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“Schedules” means the schedules attached to this Agreement.
“Securities Act” means the Securities Act of 1933, as amended.
“Servitude Agreements” means those servitude agreements listed on Schedule 1.1-SA.
“Startup Date of Commercial Activity” means, with respect to the PTU, that Mechanical Completion (as defined in the Construction Management Agreement) and commissioning of the PTU has occurred and the PTU is processing raw material feedstock into Renewable Diesel feedstock.
“Straddle Period” means any Tax period that begins before and ends on or after the Closing Date.
“Sublease Agreements” means those sublease agreements listed on Schedule 2.1(c).
“Subleased Land” means the land subleased to the Company pursuant to the Subleases.
“Subleases” is defined in Section 2.1(c).
“Subscription Agreement” is defined in the recitals.
“Subsidiary” means, as to any Person, any other Person of which or in which such Person, directly or indirectly through its ownership of any other Person, has Control.
“Tax” or “Taxes” means any and all (a) federal, state, local, foreign and other taxes, levies, duties, imposts, assessments, fees or other governmental charges of any kind whatsoever, including any net income, gross income, fuels, franchise, gross receipts, gross margins, payroll, employment, ad valorem, sales, use, employment, social security, disability, occupation, property, severance, value added, goods and services, documentary, stamp duty, transfer, conveyance, capital stock, excise, withholding or other taxes, including any interest, penalty or addition thereto, and (b) Liability for the payment of any items described in clause (a) above payable by reason of Contract, assumption, transferee or successor liability, as a result of being a member of a consolidated, combined, affiliated, unitary or similar group, by operation of Law (including pursuant to Section 1.1502-6 of the Treasury Regulations), or otherwise, and in each case whether disputed or not and whether or not shown on any Tax Return.
“Tax Return” means any declaration, report, statement, form, return, claim for refund, amended return or other document or information filed or required to be filed in connection with Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Third Party Claims” is defined in Section 8.4(a).
“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.
“Transfer Taxes” is defined in Section 7.1.

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“Treasury Regulations” means the regulations promulgated under the Code by the Department of the Treasury, whether in proposed, temporary or final form, as amended.
“Unit” is defined in the Amended and Restated LLC Agreement.
“Working Capital” means an amount calculated as the sum of (i) the value of the inventory, including feedstock and finished products (i.e. Renewable Diesel, Naphta, LPGs), and (ii) the accounts receivable for the sales of products (i.e. Renewable Diesel, Naphta, LPGs) and tax credits (BTC, RIN, LCFS Credit, and others such as Cap-at-the-rack and LCFS Deficit), less (i) the accounts payable for the purchases of feedstock, (ii) the accounts payable for employees’ remuneration, and (iii) the accounts payable for utilities and any other operating expenses owed.
Section 1.2    References and Rules of Construction. All references in this Agreement to Exhibits, Appendices, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Schedules, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. All references to Articles and Sections refer to articles and sections of this Agreement unless otherwise specified, and all references to Exhibits and Schedules are to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes, and the words “this Article,” “this Section” and “this subsection,” and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word “including” (in its various forms) means “including without limitation.” The word “U.S.” means the United States of America, the word “Federal” means U.S. federal and the word “State” means any U.S. state. All references to “$” or “dollars” shall be deemed references to U.S. Dollars. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices, Schedules and Exhibits referred to herein are attached hereto. References to any Law or agreement shall mean such Law or agreement as it may be amended from time to time. If the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day. Unless explicitly provided to the contrary, the word “or” when used in a list shall not indicate that the listed items are exclusive of each other. References to any contract, agreement or other instrument shall mean such contract, agreement or other instrument as it may be amended, restated, supplemented, modified or replaced from time to time. References to any Person shall include such Person’s successors and permitted assigns. The phrase “to the extent” shall mean the degree to which the subject matter thereof extends and shall not simply mean “if”. In the event that any provision of this Agreement contemplates a calculation that is to be made with respect to a given calendar period (for example, monthly, quarterly, annually), then in the event such calculation is nonetheless required to be made at a time when the required period is not complete (for example, if an entire calendar year is not completed at the time such calculation is to be made), then an appropriate adjustment shall be made in making such calculation for the portion of that calendar period that has then actually lapsed.

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ARTICLE II
CONTRIBUTIONS; ISSUANCE OF UNITS

Section 2.1    Contributions by PBF Member. Upon the terms and subject to the conditions contained in this Agreement, at the Closing, PBF Member shall contribute, convey, assign, transfer, and deliver to the Company (the “PBF Initial Capital Contribution”), free and clear of Liens (except for Permitted Liens), and the Company shall acquire from PBF Member, the following (collectively, the “PBF Contributed Assets”):
(a)The immovable property situated in St. Bernard Parish, Louisiana, described in Schedule 2.1(a) hereto, together with those expressly contributed rights, tenements, appurtenant rights, and privileges relating thereto (collectively, the “Owned Land”);
(b)The buildings, improvements, other constructions, equipment, machinery, appliances, furniture, furnishings, supplies and other tangible movable (personal) property and fixtures located on the Land and described on Schedule 2.1(b) hereto (collectively, the “Contributed Improvements and Personalty”);
(c)The interest of PBF Member, as sublessee, in and to those certain subleases described on Schedule 2.1(c) (collectively, the “Subleases”);
(d)The Contracts listed on Schedule 2.1(d), including the Minor Assumed Contracts (collectively, the “Assumed Contracts”);
(e)All designs, plans and other work product generated as the result of the design, development, procurement, and construction of the Contributed Improvements and Personalty that make up the proposed Renewable Diesel Facility;
(f)All other Assets listed on Schedule 2.1(f); and
(g) All other Assets owned by PBF Member or its Affiliates on or prior to the Closing Date solely for the benefit of the Renewable Diesel Facility.
The PBF Initial Capital Contribution, when made, shall be treated as a Capital Contribution to the Company pursuant to the Amended and Restated LLC Agreement. All property and assets owned by PBF Member’s Affiliates located at the Chalmette Refinery that are not PBF Contributed Assets under this Section 2.1 shall constitute “Excluded Assets” and the Company shall have no right, title or interest in such Excluded Assets except for any rights under the Commercial Agreements.
Section 2.2    Contributions by Eni Member. Upon the terms and subject to the conditions contained in this Agreement, Eni Member shall contribute to the Company up to $835,000,000 in cash, plus up to an additional $50,000,000 in cash if certain performance standards are met by the Renewable Diesel Facility, in accordance with Section 3.1 of the Amended and Restated LLC Agreement (collectively, the “Eni Initial Capital Contribution”).

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This Eni Initial Capital Contribution (and additional Capital Contributions to the Company) shall be structured as follows:
(a)    A base purchase price of $520,000,000, which shall be paid as follows:
(i)At the Closing, Eni Member shall contribute to the Company $116,000,000 in cash; and
(ii)On the later of ten (10) Business Days after the Startup Date of Commercial Activity related to the Pre-Treatment Unit (the “PTU”) or the Closing Date, Eni Member shall contribute to the Company $404,000,000 in cash;
(b)    A capital expenditure contribution of $315,000,000 (representing Eni Member’s maximum pro rata share of the capital expenditures under the Agreed Facilities Construction Budget (as defined in the Amended and Restated LLC Agreement) to complete the Renewable Diesel Facility, as properly documented by PBF Member), which shall be paid by Eni Member at the Closing, the amount of such contribution due by Eni Member not to be exceeded for any reason whatsoever; and
(c)    An additional up to $50,000,000 in cash which shall be paid by Eni Member to the Company based on certain performance standards being met by the Renewable Diesel Facility as more fully described in, and subject to the terms of, Schedule 2.2.
Section 2.3    Reallocation of Member Interests.
(a)    In exchange for Eni Member’s (i) contribution of the Eni Initial Capital Contribution, irrespective of the circumstance that part of such contribution is deferred and conditional, and (ii) performance of the obligations set forth in this Agreement and the Ancillary Agreements, at the Closing, PBF Member shall cease to be the sole Member of the Company and the Company shall (x) issue to PBF Member a 50% Percentage Interest of the total Percentage Interest in the Company and corresponding Member Interest and associated Units, and (y) issue to Eni Member a 50% Percentage Interest of the total Percentage Interest in the Company and corresponding Member Interest and associated Units, in each case, free and clear of any and all Liens (other than restrictions on transfer under the Amended and Restated LLC Agreement or under state or federal securities laws). It is contemplated that upon the performance of the obligations of PBF Member and Eni Member set forth in this Agreement at the Closing and making their respective Initial Capital Contributions, PBF Member and Eni Member shall be the only Members of the Company with an effective date as of January 1, 2023 (the “Effective Date”), each with 50% Percentage Interest of the total Percentage Interest in the Company. Such Percentage Interest shall not change should the amount under Section 2.2(c) no longer be due, in whole or in part, in accordance with the terms and conditions of this Agreement; and
(b)    At the Closing, PBF Member shall contribute the PBF Contributed Assets.
Section 2.4    Initial Working Capital Contribution.

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(a)    The amount of funds necessary to fund the initial Working Capital (“Initial Working Capital Funding Needs”) shall be calculated as:
(w) the cash amount required to fund the purchase of feedstock needed to start production (i.e. plant and tanks first fill), plus
(x) $16,000,000 to cover costs and expenditures (e.g. consulting services, routine maintenance) for two months of operations, plus
(y) cash disbursement to cover operating costs before the start of production, plus
(z) any net operating losses incurred subsequent to the start of production.
The Initial Working Capital Funding Needs necessary to operate the Renewable Diesel Facility shall not exceed $300,000,000 as of the Closing Date, except as set forth in Section 2.4(d).
(b)    In accordance therewith, on the Closing Date, Eni Member shall provide cash to the Company to fund an amount (“Eni Working Capital Amount”) equal to 50% of the Initial Working Capital Funding Needs with no more than $123,000,000 of such amount to be treated as Capital Contribution to the Company and any remaining amount up to $27,000,000, or such amount as permitted in Section 2.4(d) hereof, to be treated as a member loan to the Company on mutually agreeable and equal terms between the Members and the Company.
(c)    In accordance therewith, on the Closing Date, PBF Member shall provide cash to the Company, if applicable, to fund an amount equal to 50% of the Initial Working Capital Funding Needs less the amount that PBF Member has then-already contributed (including any funds contributed by PBF LLC prior to the Closing Date and attributed to PBF Member in connection with the Membership Assignment) to the Company to fund Working Capital (“PBF Working Capital Amount”), with no more than $123,000,000 of such amount to be treated as Capital Contribution to the Company and any remaining amount to be treated as a member loan to the Company on mutually agreeable and equal terms between the Members and the Company.
(d)    In case PBF Member reasonably estimates that Initial Working Capital Funding Needs are in excess of $300,000,000, then PBF Member shall seek Eni Member’s consent to increase such limit by providing adequate information to enable Eni Member to verify the requirements for such excess additional Initial Working Capital Funding Needs (“Excess Initial Working Capital Funding”), also supported by communication to the Clean Team (as defined in the Subscription Agreement). In case Eni Member and PBF Member agree on the amount and need for Excess Initial Working Capital Funding, such Excess Initial Working Capital Funding shall be funded prior to Closing by: (i) PBF Member as an interest bearing member loan or (ii) by a third party always at market terms and conditions. Eni Member reserves the right to review the terms of the loan for the additional funding. Eni Member hereby agrees to provide its share of Excess Initial Working Capital Funding post-Closing to the extent PBF Member has not already been reimbursed via member loan repayment or a third-party financing.
(e)    For the avoidance of doubt, each Member’s capital contribution to fund the Working Capital of the Company should be made solely on a residual basis after determining that third party financing sources have been reasonably exhausted or have not been found at economical terms.

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ARTICLE III
ASSUMED AND EXCLUDED LIABILITIES
Section 3.1    Assumed Liabilities. Subject to the terms of this Agreement, upon the Closing, the Company shall assume, and shall thereafter pay, perform, and discharge as and when due, all Liabilities (other than Excluded Liabilities) related to the PBF Contributed Assets (including the Assumed Contracts), accruing on or after the Closing (collectively, the “Assumed Liabilities”).
Section 3.2    Excluded Liabilities. PBF Member shall retain, and the Company shall not assume or be obligated to pay, perform, or otherwise discharge or be responsible or liable pursuant to this Agreement or otherwise with respect to, any Liability relating to the PBF Contributed Assets that (a) constitutes a Contributor Tax or (b) is not an Assumed Liability (collectively, the “Excluded Liabilities”). For the avoidance of doubt, any and all Liabilities to the extent deriving from events or circumstances occurring prior to the Closing and relating to (i) the presence or Release of any Hazardous Substance affecting the PBF Contributed Assets, including the groundwater and soil beneath the PBF Contributed Assets, or (ii) the violation of any applicable HSE Law by the PBF Member, any of its Affiliates relating to the PBF Contributed Assets shall be Excluded Liabilities.
ARTICLE IV
CLOSING
Section 4.1    Closing. The closing of the Transactions (the “Closing”) shall take place on the date hereof after the satisfaction or waiver of the Closing Conditions at such place as the Parties may agree, at 10:00 A.M. local time. The Closing shall be effective for all purposes at 12:01 A.M., local time, in Orleans Parish, Louisiana, on the Closing Date, and shall occur simultaneously with the closing under the Subscription Agreement.
Section 4.2    Closing Deliveries by PBF Member. At the Closing, PBF Member will deliver to the Company the following:
(a)a counterpart, duly executed by PBF Member, of an assignment and assumption agreement (the “Assignment and Assumption Agreement”), in the form of Exhibit A;
(b)a counterpart, duly executed by PBF Member, of an Act of Contribution and Conveyance and Bill of Sale (the “Act of Contribution”) in the form of Exhibit B, with respect to the Owned Land and the Contributed Improvements and Personalty;
(c)a validly executed IRS Form W-9 with respect to PBF Member;
(d)a counterpart, duly executed by PBF Member, of the LLC Agreement;
(e)a certificate, dated as of the Closing Date, duly executed by an officer of PBF Member, certifying as to the authorization of the officers executing documents in

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connection with the Transactions and certifying and attaching resolutions of the governing body of PBF Member approving this Agreement and the Transactions;
(f)an amount equal to the PBF Working Capital Amount, which represents PBF Member’s pro rata share of the Initial Working Capital Funding Needs in accordance with Section 2.4(c), via wire transfer of immediately available funds; and
(g)such other certificates, instruments and documents required by this Agreement or as may reasonably be requested by the Members or the Company prior to the Closing Date to carry out the intent and purposes of this Agreement.
Section 4.3    Closing Deliveries by Eni Member. At the Closing, Eni Member will deliver to the Company the following:
(a)an amount equal to $116,000,000, plus the amount determined under Section 2.2(b), which represents the portion of Eni Member’s Initial Capital Contribution payable at the Closing as described in Section 2.2, via wire transfer of immediately available funds;
(b)an amount equal to the Eni Working Capital Amount, which represents Eni Member’s pro rata share of the Initial Working Capital Funding Needs in accordance with Section 2.4(b), via wire transfer of immediately available funds;
(c)the Eni Guaranty (as defined in the Amended and Restated LLC Agreement) in favor of the Company, duly executed by Eni Member’s Guarantor (as defined in the Amended and Restated LLC Agreement), in accordance with Section 3.10(a) of the Amended and Restated LLC Agreement;
(d)a counterpart, duly executed by Eni Member, of the LLC Agreement;
(e)a certificate, dated as of the Closing Date, duly executed by an officer of Eni Member, certifying as to the authorization of the officers executing documents in connection with the Transactions and certifying and attaching resolutions of the governing body of Eni Member approving this Agreement and the Transactions; and
(f)such other certificates, instruments and documents required by this Agreement or as may reasonably be requested by the Members or the Company prior to the Closing Date to carry out the intent and purposes of this Agreement.
Section 4.4    Closing Deliveries by the Company. At the Closing, the Company will deliver to the Members the following:
(a)a counterpart, duly executed by the Company, of the Assignment and Assumption Agreement;
(b)a counterpart, duly executed by the Company, of the Act of Contribution;
(c)counterparts, duly executed by the Company, to each Commercial Agreements to which the Company is a party;

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(d)a certificate, dated as of the Closing Date, duly executed by an officer of the Company, certifying as to the authorization of the officers executing documents in connection with the Transactions and certifying and attaching resolutions of the governing body of the Company approving this Agreement and the Transactions; and
(e)such other certificates, instruments and documents required by this Agreement or as may reasonably be requested by the Members prior to the Closing Date to carry out the intent and purposes of this Agreement.

ARTICLE V
COMPANY REPRESENTATIONS AND WARRANTIES
The Company hereby represents and warrants to the Members as of the Closing Date (and, unless otherwise expressly noted, prior to the contribution of the PBF Contributed Assets) as follows:
Section 5.1    Organization; Existence. The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified and in good standing to carry on its business in the State of Louisiana.
Section 5.2    Authorization. The Company has all requisite corporate and other organizational authorization, approvals and consents and all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements delivered at Closing, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the Ancillary Agreements delivered by the Company at Closing, and the performance by the Company of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary organizational action. This Agreement and the Ancillary Agreements have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.
Section 5.3    No Conflicts. The execution and delivery by the Company of this Agreement and the Ancillary Agreements does not, and the performance by the Company of its obligations under this Agreement and the Ancillary Agreements does not:
(a)violate or result in a breach of any of the organizational documents of the Company;
(b)result in a default or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material contract, note, bond, mortgage, indenture, license or other material agreement to which the Company is a party or by which the Company may be bound (except for this Agreement); or
(c)violate or result in a breach of any Law or Order applicable to the Company.

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Section 5.4    Governmental Approvals. No additional Governmental Approval not already obtained is required to be made or obtained by or for the Company in connection with the Company’s execution, delivery, and performance of this Agreement.
Section 5.5    Legal Proceedings. Except as set forth in Schedule 5.5 to this Agreement, there is no Proceeding and no tax, legal, administrative, or arbitration proceedings (collectively, “Legal Proceedings”), in each case, pending or threatened by any Person or Governmental Authority in writing, (a) against the Company or (b) that challenges the validity of the Transactions or is seeking to prevent the consummation of the Transactions.
Section 5.6    Brokers. The Company does not have any liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the Transactions for which the Members or the Company could become liable or obligated.
ALL REPRESENTATIONS AND WARRANTIES OF THE COMPANY FROM SECTION 5.1 TO SECTION 5.5 SHALL EXPIRE TWENTY-FOUR (24) MONTHS AFTER THE CLOSING DATE; THE COMPANY’S REPRESENTATION UNDER SECTION 5.6 SHALL SURVIVE UNTIL THE STATUTE OF LIMITATIONS (OR PRESCRIPTIVE PERIOD) APPLICABLE TO THE MATTERS COVERED BY SUCH REPRESENTATION HAS EXPIRED.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF THE PROSPECTIVE MEMBERS
Each Party hereby represents and warrants, for itself only, to the Company and to each other Party as of the Closing Date as follows; provided that:
(i)only PBF Member, and not Eni Member, are making the representations and warranties set forth in Section 6.10 through Section 6.23, and
(ii)the representations and warranties set forth in Sections 6.8 and 6.9 are made by the Parties specified in such Section.
Section 6.1    Organization; Existence. Such Member is duly formed or incorporated, as applicable, validly existing and in good standing under the Laws of the State of its formation or incorporation, as applicable. Such Member has all requisite power and authority to own and operate its property and to carry on its business as now conducted. Such Member is duly licensed or qualified to do business as a foreign entity, and is in good standing, in all jurisdictions in which such qualification is required by Law, except where the failure to qualify or be in good standing would not have a material adverse effect on such Member.
Section 6.2    Authorization. Such Member has all requisite corporate authorization, approvals and consents and full power and authority necessary to enter into and perform its obligations under this Agreement and the other Ancillary Agreements, as applicable, delivered at Closing, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution, delivery and performance by such Member of this Agreement and

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the Ancillary Agreements, as applicable, have been duly and validly authorized and approved by all necessary partnership, company or corporate action, as applicable, on the part of such Member. This Agreement and the Ancillary Agreements, as applicable, constitute valid and binding obligations of such Member and enforceable against such Member in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the rights of creditors generally, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).
Section 6.3    No Conflicts. The execution, delivery and performance by such Member of this Agreement and the consummation of the Transactions do not (i) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of such Member, (ii) result in a default or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material contract, note, bond, mortgage, indenture, license or other material agreement to which any such Member is a party or by which such Member may be bound (except for this Agreement) or (iii) violate any Law applicable to such Member, except in the case of clauses (ii) and (iii) where such default, Encumbrance, termination, cancellation, acceleration or violation would not have a material adverse effect on such Member.
Section 6.4    Litigation. Except as set forth in Schedule 6.4 to this Agreement, there is no Legal Proceeding pending, or threatened in writing, against such Member that (a) would have a material adverse effect on such Member or (b) challenges the validity of the Transactions or is seeking to prevent the consummation of the Transactions.
Section 6.5    Investment Intent. Such Member is and will be acquiring such Member’s Member Interest in the Company for investment purposes only for such Member’s own account and not with a view to the distribution, reoffer, resale, or other disposition not in compliance with the Securities Act and applicable state securities laws and such Member is aware that such Member must bear the economic risk of such Member’s investment in the Company for an indefinite period of time because the Member Interests have not been registered under the Securities Act or under the securities laws of any state, and, therefore, such Member Interests cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available.
Section 6.6    Brokers. Each Member represents and warrants to the Company and the other Member that such Member has no liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the Transactions for which the Company or the other Members could become liable or obligated.
Section 6.7    No Knowledge of Breach. Such Member has no actual Knowledge that any representations or warranties made by other Members or Company are false or incomplete.
Section 6.8    Legal Proceedings. There is no Legal Proceeding pending or threatened by any Person or Governmental Authority in writing:
(a) that PBF Member represents and warrants that it has been made against the Company or the PBF Contributed Assets or

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(b) that PBF Member or Eni Member, as applicable, represents and warrants that challenges the validity of the Transactions or is seeking to prevent the consummation of the Transactions as far as the relevant Member is concerned.
Section 6.9    Compliance with Laws and Orders. (a) PBF Member represents and warrants that (i) each of PBF Member and the Company is, and has at all times been, in compliance with the Anti-Corruption Laws and Anti-Money Laundering Laws applicable to it, including the FCPA and in all material respects with any other Laws applicable to it; (ii) neither the Company nor any of its Representatives and/or Affiliates involved in activities carried out in the interest and/or on behalf of the Company have engaged in any activity, practice or conduct that has resulted, or to the Knowledge of PBF Member, will result, in a violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; (iii) PBF Member and its Affiliates have in place appropriate policies for assessing, monitoring and combatting the risk of breaching Anti-Corruption Laws and Anti-Money Laundering Laws; (iv) there has not been any written notice of any material violation or alleged material violation of any Law with respect to the PBF Contributed Assets and (v) except as disclosed on Schedule 6.9(a), there is no written notice given to PBF Member of any investigation by any Governmental Authority for non-compliance with any Law with respect to the PBF Contributed Assets nor, to the Knowledge of PBF Member, is there any such investigation ongoing for which it has not received written notification.
(b) Eni Member represents and warrants that (i) Eni Member is, and has at all times been, in compliance with the Anti-Corruption Laws and Anti-Money Laundering Laws applicable to it, including the FCPA and in all material respects with any other Laws applicable to it; and (ii) Eni Member and its Affiliates have in place appropriate policies for assessing, monitoring and combatting the risk of breaching Anti-Corruption Laws and Anti-Money Laundering Laws.
Section 6.10    Capitalization; Rights to Acquire Equity. Except for the Membership Interests owned by PBF LLC and assigned to PBF Member in connection with the Membership Assignment, there are no issued and outstanding Member Interests in the Company as of immediately prior to Closing. There are no outstanding (a) securities of the Company convertible into or exchangeable for shares of capital stock or other Member Interests or voting securities of the Company, (b) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, relating to issued or unissued capital stock or other Member Interests in the Company, (c) options or other rights of the Company to acquire from the Initial Members, and no obligation of the Company to issue, any shares of capital stock or other Member Interest or voting securities of the Company or any securities convertible into or exchangeable for such shares of capital stock or other Member Interest or voting securities, other than pursuant to this Agreement, (d) equity equivalents or other similar rights of or with respect to the Company, or (e) obligations of the Company to repurchase, redeem, or otherwise acquire any of the foregoing securities, shares of capital stock, options, equity equivalents, Member Interests or rights.
Section 6.11    Absence of Certain Changes. Except in connection with (a) its formation and organization, (b) the negotiation and execution of this Agreement and the Transactions contemplated hereby, or (c) the operation of the Renewable Diesel Facility during the Interim Period (as defined in the Subscription Agreement), the Company has not engaged in any business

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activities, acquired any assets or incurred any liabilities since its formation under the Delaware Act.
Section 6.12    All Necessary Assets Included. Following the Closing Date, the PBF Contributed Assets, taken together with the Company’s rights under the Ancillary Agreements, and subject to the Company’s performance of its obligations under the Ancillary Agreements and any required additional capital contributions by the Initial Members to the Company, will constitute all of the physical assets, including infrastructure support, necessary for the commercial operation of the proposed Renewable Diesel Facility.
Section 6.13    No Liabilities; Indebtedness. Except as disclosed to Eni Member pursuant to Section 5.04 of the Subscription Agreement, the Company does not have any Liabilities or Indebtedness except for Liabilities or Indebtedness incurred in the Ordinary Course of Business.
Section 6.14    Real Property and Environmental Matters.
(a)Prior to the Closing, the Company did not own any fee interest in any immovable (real) property nor did the Company lease any (real) property, nor did the Company own any easement or right-of-way interest in any real property. Neither PBF Member, CRC or CRSC nor any of their Affiliates have received any written notice that the whole or any portion of the Land is subject to any Order to be sold or is being condemned, expropriated, or otherwise taken by any Governmental Authority, with or without payment of compensation thereof, nor has any such condemnation, expropriation, or taking been proposed. There are no zoning or other land use proceedings, either currently instituted or planned to be instituted by PBF Member, CRC or CRSC, that would reasonably be expected to have a material adverse effect on the Owned Land.
(b)Except for matters that relate to an Excluded Liability, the PBF Contributed Assets are in compliance with applicable HSE Laws and, (i) there is no written notice given to PBF Member and/or to the Company on any investigation by any Governmental Authority for non-compliance with any HSE Law with respect to the PBF Contributed Assets, nor, to the Knowledge of PBF Member, is any such investigation ongoing in which PBF Member and/or the Company has not received written notice, and (ii) there is no Legal Proceeding pending or threatened by any Person or Governmental Authority in writing against the PBF Contributed Assets relating to non-compliance with or Liability of the PBF Contributed Assets under applicable HSE Laws.
Section 6.15    Subsidiaries. Except for its ownership of SBR Marketing LLC, a Delaware limited liability company, the Company does not otherwise have any other Subsidiaries and does not own any other Equity Interests in any other Person.
Section 6.16    Labor and Employee Benefits.
(a)The Company does not have, and has never had, any employees;
(b)The Company does not sponsor, maintain, contribute to, have an obligation to contribute to, or have any Liability with respect to any Benefit Plan;

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(c)The Company is not contractually or otherwise obligated (whether or not in writing) to provide any Person with compensation or benefits upon retirement or termination of employment or other service; and
(d)The Company is not a party to any collective bargaining agreement or other contract with a labor union or similar representative of employees.
Section 6.17    Taxes.
(a)All Asset Tax Returns with respect to material Asset Taxes have been duly and timely filed. All material Asset Taxes (whether or not shown on any Asset Tax Return) have been duly and timely paid. The Company is, and has been, since its date of its formation, properly classified as an entity disregarded as separate from its owner for U.S. federal Income Tax purposes.
(b)No waivers of statutes of limitations or extensions of time with respect to an Asset Tax assessment or deficiency have been given or requested. No claim has been made by any Governmental Authority in a jurisdiction where PBF Member does not file Tax Returns with respect to Asset Taxes that PBF Member is or may be subject to Asset Taxes in that jurisdiction.
(c)There are no currently proposed or pending adjustments by any Governmental Authority in connection with any Asset Taxes. All deficiencies asserted, or assessments made, against any Person with respect to the PBF Contributed Assets as a result of any examinations by any Governmental Authority have been fully paid. All Tax Returns required to be filed by PBF Member by any federal, state, local, or municipal Governmental Authority have been duly and timely filed. There are no currently proposed or pending adjustments by any Governmental Authority in connection with any Taxes paid by PBF Member.
(d)PBF Member is not a party to any audits, examinations, disputes, claims, assessments or administrative or judicial proceedings brought by any Governmental Authority for any Taxes or Asset Taxes. There are no pending or, to the Knowledge of PBF Member, threatened audits, examinations, disputes, claims, assessments or administrative or judicial proceedings by any Governmental Authority for any Taxes or Asset Taxes.
(e)There are no Liens for Taxes upon any of the PBF Contributed Assets nor is any Governmental Authority in the process of imposing any Liens for Taxes on any of the PBF Contributed Assets (other than for current Taxes not yet due and payable).
(f)PBF Member and its Affiliates have taken no action inconsistent with (or as required by the Code and Treasury Regulations to) the Company becoming a newly-formed partnership for U.S. federal and applicable state income tax purposes at the time of the Eni Initial Capital Contribution.
Section 6.18    Assumed Contracts. Complete and accurate copies of each Assumed Contract identified on Schedule 2.1(d), (other than any Minor Assumed Contracts) have been provided to Eni Member and the Company. All Assumed Contracts are being validly assigned, are in full force and effect on the Closing Date, and no party thereto is currently in breach of any Assumed Contract.

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Section 6.19    Title to Personal Property Assets. Except for Permitted Liens, PBF Member has a valid ownership interest in, or a valid leasehold interest, to all of the PBF Contributed Assets that are movable (personal) property, free and clear of any and all Liens.
Section 6.20    Permits. At Startup Date of Commercial Activity, if prior to Closing Date, and as of Closing Date, all material Permits necessary and/or mandatory for the operation of the Business will have been obtained by the Company and/or Operator. Such Permits are identified on Schedule 6.20.
To the Knowledge of PBF Member, as of Closing Date, such Permits are valid, effective and in full force.
Section 6.21    Condition of Contributed Assets. The PBF Contributed Assets that will comprise the Renewable Diesel Facility are under construction and, to the Knowledge of PBF Member, as of the Closing Date, there are no material functional or operational issues affecting such PBF Contributed Assets.
Section 6.22    Affiliate Transactions. No natural Person who is a director, manager, officer, employee, agent or other representative of PBF Member or its Affiliates is a party to any Assumed Contract.
Section 6.23    Disclosed Information. There is no circumstance, document or information that, being within the Knowledge of PBF Member, has not been communicated to Eni or Eni Member and that may be reasonably foreseen as an Adverse Event (as defined in the Subscription Agreement) on the PBF Contributed Assets, the assets under CAUSA, the Business and/or the Renewable Diesel Facility.
Section 6.24    Disclaimers; Reliance.
(A)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE VI OR THOSE FOUND IN THE AMENDED AND RESTATED LLC AGREEMENT AND/OR IN THE SUBSCRIPTION AGREEMENT, PBF MEMBER DOES NOT MAKE ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO PBF MEMBER OR THE TRANSACTIONS, AND PBF MEMBER DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY PBF MEMBER OR ANY OF ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES. EXCEPT FOR THE REPRESENTATIONS, WARRANTIES, AND GUARANTEES CONTAINED IN THIS ARTICLE VI (AS MODIFIED BY THE SCHEDULES HERETO AS SUPPLEMENTED OR AMENDED) OR THOSE CONTAINED IN THE AMENDED AND RESTATED LLC AGREEMENT AND/OR IN THE SUBSCRIPTION AGREEMENT AND/OR IN THE COMMERCIAL AGREEMENTS, PBF MEMBER HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, PROJECTION, FORECAST, STATEMENT OR INFORMATION MADE, COMMUNICATED OR FURNISHED PRIOR TO THE CLOSING DATE (ORALLY OR IN WRITING) TO ENI MEMBER, THE COMPANY OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO ENI

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MEMBER OR THE COMPANY BY ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT OR REPRESENTATIVE OF PBF MEMBER OR ANY OF ITS AFFILIATES). ENI MEMBER (W) HAS HAD AN OPPORTUNITY TO DISCUSS THE COMPANY’S BUSINESS, MANAGEMENT AND FINANCIAL AFFAIRS WITH ITS MANAGEMENT AND TO REVIEW AND INSPECT THE PBF CONTRIBUTED ASSETS AND ALL PROPERTY AND THE ASSOCIATED RIGHTS UNDER THE CAUSA, (X) HAS COMPLETED ITS DUE DILIGENCE REGARDING the SAME, (Y) IN MAKING ITS DETERMINATION TO PROCEED WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, IS RELYING SOLELY ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION AND VERIFICATION AND THE REPRESENTATIONS AND WARRANTIES EXPRESSLY AND SPECIFICALLY SET FORTH HEREIN, IN THE AMENDED AND RESTATED LLC AGREEMENT, THE SUBSCRIPTION AGREEMENT AND THE COMMERCIAL AGREEMENTS, AS QUALIFIED BY ANY DISCLOSURE SCHEDULES, AND (Z) ACKNOWLEDGES, WITH RESPECT TO ANY PROJECTIONS, FORWARD-LOOKING STATEMENTS AND OTHER FORECASTS AND CERTAIN BUSINESS PLAN INFORMATION THAT ENI MEMBER MAY HAVE RECEIVED FROM PBF MEMBER OR ITS AFFILIATES, THAT THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH ESTIMATES, PROJECTIONS, AND OTHER FORECASTS AND PLANS, AND THAT ENI MEMBER IS FAMILIAR WITH SUCH UNCERTAINTIES AND IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUECY AND ACCURACY OF ALL ESTIMATES, PROJECTIONS AND OTHER FORECASTS AND PLANS (IF ANY) SO FURNISHED TO IT (INCLUDING THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING SAME). ENI MEMBER AND THE COMPANY (COLLECTIVELY, THE “WAIVING PARTIES”) ACKNOWLEDGE AND AGREE THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS ARTICLE VI, THE PBF CONTRIBUTED ASSETS ARE BEING CONTRIBUTED TO THE COMPANY BY PBF MEMBER “AS IS”, “WHERE IS”, WITH ALL FAULTS, AND WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING TO WARRANTIES OF CONDITION. WAIVING PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 6.24, PBF MEMBER HAS MADE NO REPRESENTATION, WARRANTY OR GUARANTY, EXPRESS OF IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OF FUTURE, OF, AS TO, OR INCLUDING: (A) THE CONDITION OR STATE OF REPAIR OF THE PBF CONTRIBUTED ASSETS, INCLUDING ANY CONDITION ARISING IN CONNECTION WITH THE GENERATION, USE, TRANSPORTATION, STORAGE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES (WHICH INCLUDES ALL SUBSTANCES LISTED AS SUCH BY APPLICABLE LAW, ALL POLLUTANTS OR CONTAMINANTS, WHETHER HARMFUL OR NOT, PETROLEUM AND NATURAL GAS AND THEIR COMPONENTS AND DISTILLATES, ASBESTOS AND NATURALLY-OCCURRING BUT HARMFUL SUBSTANCES SUCH AS METHANE OR RADON) ON, IN, UNDER, ABOVE, UPON OR IN THE VICINITY OF THE LAND; (B) THE QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF THE PBF CONTRIBUTED ASSETS, INCLUDING TO, THE STRUCTURAL ELEMENTS, APPURTENANCES, ACCESS, PARKING FACILITIES AND THE ELECTRICAL, MECHANICAL, PLUMBING, SEWAGE, AND UTILITY SYSTEMS AND FACILITIES; (C) THE QUALITY, NATURE, ADEQUACY OF SOIL COMPACTION, GRADING AND DRAINAGE; (D) THE EXISTENCE, QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITIONS OF

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UTILITIES SERVING THE PBF CONTRIBUTED ASSETS; (E) THE DEVELOPMENT POTENTIAL OF THE PBF CONTRIBUTED ASSETS, THEIR MERCHANTABILITY, (F) THE ZONING OR OTHER LEGAL STATUS OF THE LAND; (G) THE PBF CONTRIBUTED ASSETS’ COMPLIANCE WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS, AND RESTRICTIONS OF ANY GOVERNMENTAL AUTHORITY OR OF ANY OTHER PERSON; (H) THE QUALITY OF ANY MATERIALS COMPRISING THE PBF CONTRIBUTED ASSETS; AND (I) THE CONDITION OF TITLE AND THE NATURE, STATUS AND EXTENT OF ANY LAND, SERVITUDE, PERMIT, RIGHT-OF-WAY, LEASE OR SUBLEASE, RIGHT OF REDEMPTION, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, COVENANT, CONDITION, RESTRICTION, AND ANY OTHER MATTER AFFECTING TITLE. WAIVING PARTIES HEREBY ACKNOWLEDGE AND DECLARE RELIANCE SOLELY ON THEIR OWN TITLE EXAMINATION AND TITLE INSURANCE, WITH RESPECT TO THE LAND OR ANY IMMOVABLE (REAL) PROPERTY IMPROVEMENTS THEREON AND NOT ON ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, FROM PBF MEMBER, EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 6.24. ANY AND ALL IMPLIED WARRANTIES WITH RESPECT TO THE PBF CONTRIBUTED ASSETS, ARE HEREBY DISCLAIMED BY PBF MEMBER AND ARE HEREBY EXPRESSLY WAIVED BY WAIVING PARTIES. WAIVING PARTIES HEREBY EXPRESSLY WAIVE AND RENOUNCE ANY AND ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2520, ET SEQ., THE WARRANTIES IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2500 (WARRANTY AGAINST EVICTION) AND LOUISIANA CIVIL CODE ARTICLE 2524 (WARRANTY AS TO FITNESS FOR ORDINARY USE), AND WAIVING PARTIES HEREBY RELEASE PBF MEMBER FROM ANY AND ALL LIABILITY WHATSOEVER IN CONNECTION THEREWITH. THE PROVISIONS OF THIS SECTION ARE INTENDED TO BE FOR THE BENEFIT OF, AND SHALL BE ENFORCEABLE BY PBF MEMBER AND EACH OF ITS AFFILIATES AND ARE IN ADDITION TO, AND NOT IN SUBSTITUTION FOR ANY OTHER RIGHTS TO INDEMNIFICATION OR CONTRIBUTION THAT ANY SUCH PERSON OR ENTITY MAY HAVE BY CONTRACT OR OTHERWISE (IF ANY).
(B)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE VI OR THOSE FOUND IN THE AMENDED AND RESTATED LLC AGREEMENT AND/OR IN THE SUBSCRIPTION AGREEMENT, ENI MEMBER DOES NOT MAKE ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO ENI MEMBER OR THE TRANSACTIONS, AND ENI MEMBER DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY ENI MEMBER OR ANY OF ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE VI OR THOSE FOUND IN THE AMENDED AND RESTATED LLC AGREEMENT AND/OR IN THE SUBSCRIPTION AGREEMENT, ENI MEMBER HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, PROJECTION, FORECAST, STATEMENT OR INFORMATION MADE, COMMUNICATED OR FURNISHED PRIOR TO THE CLOSING DATE (ORALLY OR

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IN WRITING) TO PBF MEMBER OR THE COMPANY (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PBF MEMBER, THE COMPANY OR THEIR AFFILIATES OR REPRESENTATIVES BY ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT OR REPRESENTATIVE OF ENI MEMBER OR ANY OF ITS AFFILIATES).
(C)ALL REPRESENTATIONS AND WARRANTIES OF THE PARTIES SET FORTH IN ARTICLE VI AND THOSE FOUND IN THE AMENDED AND RESTATED LLC AGREEMENT AND/OR IN THE SUBSCRIPTION AGREEMENT SHALL EXPIRE TWENTY-FOUR (24) MONTHS AFTER THE CLOSING DATE, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES IN SECTION 6.14(B) OF THIS AGREEMENT (ENVIRONMENTAL MATTERS) WHICH SHALL SURVIVE INDEFINITELY, AND SECTION 6.7 OF THIS AGREEMENT (BROKERS), SECTION 6.9(A) and 6.9(B) OF THIS AGREEMENT AND SECTION 2.10(A)(VII) OF THE AMENDED AND RESTATED LLC AGREEMENT (COMPLIANCE WITH LAWS) AND SECTION 6.17 OF THIS AGREEMENT (TAXES), which SHALL SURVIVE UNTIL THE STATUTE OF LIMITATIONS (OR PRESCRIPTIVE PERIOD) APPLICABLE TO THE RELEVANT MATTER HAS EXPIRED.

ARTICLE VII
TAX MATTERS
Section 7.1    Transfer Taxes. In the event that any transfer, documentary, sales, use, stamp, registration and other similar Taxes, if any, and any conveyance fees, recording charges and other similar fees and charges are incurred, including penalties and interest, in connection with the transactions described in Section 2.1 (“Transfer Taxes”), such Transfer Taxes shall be paid when due by PBF Member. The Parties will cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.
Section 7.2    Allocation of Certain Taxes. PBF Member shall be allocated and bear all Taxes (including Asset Taxes and Income Taxes, if any) of the Company arising on account of the ownership or operation of the PBF Contributed Assets, in each case, for any Tax period (or portion thereof) ending prior to the Effective Date, and the Company shall be allocated and bear all Taxes (including Asset Taxes and Income Taxes) of the Company arising on account of the ownership or operation of the PBF Contributed Assets, in each case, for any Tax period (or portion thereof) beginning on or after the Effective Date. For purposes of allocating any Taxes that are assessed for any Straddle Period, Taxes that are (i) based upon or related to income or receipts or imposed on a transactional basis shall be allocated to the portion of the Straddle Period in which the transaction giving rise to such Taxes occurred and (ii) ad valorem, property or other Taxes imposed on a periodic basis shall be allocated by assuming that an equal portion of such ad valorem, property or other Taxes for the entire Straddle Period are allocable to each day in such Straddle Period.

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Section 7.3    Tax Treatment. The Parties intend that, for U.S. federal Income Tax purposes, the Eni Initial Capital Contribution and the PBF Initial Capital Contribution be treated as (A) the formation of the Company as a newly-formed partnership pursuant to Rev. Rul. 99-5, 1999-1 C.B. 434, Situation 2, in which Eni Member and PBF Member will be the sole partners, (B) in the case of Eni Member, a contribution of the Eni Initial Capital Contribution to such newly-formed partnership pursuant to Section 721(a) of the Code, and (C) in the case of PBF Member, a contribution of the PBF Contributed Assets to such newly-formed partnership pursuant to Section 721(a) of the Code (subject to any liabilities assumed by such newly-formed partnership with respect to the PBF Contributed Assets, which shall be treated as “qualified liabilities” within the meaning of Treasury Regulations Section 1.707-5(a)(6)(i)), subject to Treasury Regulations Section 1.707-3 to the extent of the Eni Initial Capital Contribution. For purposes of clause (C) of the preceding sentence, the Parties agree that the distribution of the Eni Initial Capital Contribution to PBF Member pursuant to Section 4.5(a) of the Amended and Restated LLC Agreement shall, to the maximum extent possible, be treated as a reimbursement of preformation capital expenditures pursuant to Treasury Regulations Section 1.707-4(d). The Parties shall not take any position that is inconsistent with the foregoing Tax treatment for any Tax purpose or in any Tax context, including in the preparation and filing of any Tax Return, the defense of any audit, examination or other Tax-related proceeding, or otherwise.

ARTICLE VIII
LIMITATIONS ON LIABILITY AND INDEMNITY
Section 8.1    Limited Waiver of Monetary Damages. Except for:
(i)the Excluded Liabilities,
(ii)the surviving warranties and representations included in Article V and Article VI above,
(iii)the warranties and representations included in Sections 3 and 4 of the Subscription Agreement;
(iv)the warranties and representations included in Section 2.10 of the LLC Agreement,
(v)the declarations and undertakings in Section 9.6 below, and
(vi)the declarations and undertakings in Section 8.7(c) of the LLC Agreement
(collectively “Indemnifiable Losses”),
neither the Members nor the Company shall have any liability or obligation for any breach of this Agreement, the Subscription Agreement and/or the LLC Agreement except that each may specifically enforce the other Parties’ covenants in this Agreement, the Subscription Agreement and/or the LLC Agreement, as applicable. The covenants of the Parties contained in this Agreement and the Subscription Agreement which continue beyond the Closing shall survive the Closing until fully performed. Except for claims for monetary damages resulting from the breach of:
(i)the declarations and undertakings in Section 9.6 below and/or in Section 8.7(c) of the LLC Agreement, and/or

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(ii)any warranties and representations included in Articles V and VI above, in Sections 3 and 4 of the Subscription Agreement and in Section 2.10 of the LLC Agreement,
during the survival period expressly set forth herein in accordance with Section 8.2, which, in the case of PBF Member and PBF LLC, shall be subject to the limitations in Section 8.3, specific enforcement of the other Parties’ respective covenants under this Agreement and/or the Subscription Agreement constitutes the sole remedy available to the Parties for breach of such covenants.
Section 8.2    Indemnity.
(a)PBF LLC and PBF Member hereby agree to indemnify, defend, and hold harmless the Company, Eni Member, and their respective agents, affiliates, officers, successors, assigns, directors, and employees (“Eni Indemnitees”), from and against any and all claims, losses, liabilities, demands, actions, damages, expenses, and causes of action (including reasonable attorney’s fees, disbursements, and expenses), to the extent arising from, out of, or by reason of an Indemnifiable Loss.
(b)Notwithstanding anything to the contrary contained in this Article VIII,
(i)neither PBF LLC nor PBF Member shall be responsible for any Indemnifiable Loss arising out of a grossly negligent or willful act or omission or misconduct, occurring on or after the Closing, by the Company or the Eni Member or any of their Affiliates or any third party retained by such parties;
(ii)with respect to any claims for Indemnifiable Losses arising out of any clean up, reclamation, removal or remediation associated with any Release or other matter subject to HSE Law, PBF LLC and PBF Member shall be deemed to have satisfied its obligation to indemnify the Eni Indemnitees to the extent that it undertakes, at its cost and expense, such clean up, reclamation, removal or remediation activity consistent with use or operations at the property prior to the Closing Date in accordance with applicable HSE Law or the requirements of the applicable Governmental Authority;

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(iii)for any Indemnifiable Losses arising out of a breach of the representations and warranties in Section 6.12, Section 6.14, Section 6.16, Section 6.17, Section 6.18, Section 6.19, Section 6.20 and Section 6.21 of this Agreement, the Company alone shall be entitled to receive the benefit of the indemnity set forth in Section 8.2, and for all other Indemnifiable Losses arising out of a breach the representations and warranties in the remaining provisions of Article VI, of the Subscription Agreement and/or of the LLC Agreement or a breach of a covenant under any such agreement, the Party that can demonstrate harm shall be entitled to receive such benefit; and
(iv)Eni Member shall not be entitled to recover any Indemnifiable Losses (other than indirectly through recovery by the Company of such Indemnifiable Losses hereunder) if Eni Member is in default with respect to the payment of Eni Initial Capital Contribution to the Company in accordance with Section 2.2.
(c)Eni and Eni Member hereby agree to indemnify, defend, and hold harmless the Company, PBF Member, and their respective agents, affiliates, officers, successors, assigns, directors, and employees (“PBF Indemnitees”) from and against any and all claims, losses, liabilities, demands, actions, damages, expenses, and causes of action (including reasonable attorney’s fees, disbursements, and expenses), to the extent arising from, out of, or by reason of a breach of the warranty and representation made by Eni Member in this Agreement as provided in Article VI herein, Section 4 of the Subscription Agreement and/or Section 2.10 of the LLC Agreement and the declarations and undertakings in Section 9.6 below. Eni and Eni Member’s indemnification obligations under this Section 8.2(c) shall be subject to the same DeMinimis Threshold and Collective Indemnity Amounts set forth in Section 8.3(a) and the liability cap set forth in Section 8.3(b) below. Neither Eni nor Eni Member shall be responsible for any Indemnifiable Loss arising out of a grossly negligent or willful act or omission or misconduct, occurring on or after the Closing, by the Company or PBF LLC and/or the PBF Member or any of their Affiliates or any third party retained by such parties.
Section 8.3    Limitation of Liability.
(a)Other than with respect to representations and warranties in Section 6.12, Section 6.14(b), and Section 6.17, as applicable, of this Agreement, Section 2.10(vii) of the LLC Agreement, the declarations and undertakings in Section 9.6 below and in Section 8.7(c) of the LLC Agreement, (in each case subject to Section 8.3(c) below), a breach of the representations and warranties deriving from PBF Member’s fraud or willful misconduct, and/or the Excluded Liabilities, which are not subject to the DeMinimis Threshold nor the Collective Indemnity Amount, PBF Member and PBF LLC shall not be obligated to indemnify the Eni Indemnitees pursuant to Section 8.2(a)(ii) unless and until (i) the amount of Indemnifiable Losses for each individual Claim of indemnity made exceeds $100,000 (the “DeMinimis Threshold”), it being agreed and understood that, for the purpose of determining the DeMinimis Threshold, individual Claims of the same nature shall be considered as a single Claim and the value of such Claims shall be considered in aggregate as a single Claim, and (ii) the amount of all Indemnifiable Losses subject to indemnity pursuant to Section 8.2(a)(ii) above the DeMinimis Threshold

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exceeds $1,000,000 (the “Collective Indemnity Amount”), in which event the Eni Indemnitees may recover all Indemnifiable Losses incurred.
(b)Other than with respect to representations and warranties in Section 6.14(b) and Section 6.17, as applicable, and the Excluded Liabilities, which shall not be subject to the cap set forth in this Section 8.3(b), in no event shall PBF Member’s and PBF LLC’s collective maximum aggregate liability under this Agreement for Indemnifiable Losses or any Claim made with respect to this Agreement against PBF Member or PBF LLC exceed $83,500,000; provided, however, that should PBF Member have failed to contribute to the Company the assets that, taken together with the Company’s rights under the Commercial Agreements, constitute all of the physical assets, including infrastructure support, necessary for the commercial operation of the Renewable Diesel Facility, then PBF Member and PBF LLC shall promptly transfer such asset or procure for the Company, at their own cost and expense, any such physical asset, so as to render the representations and warranties in Section 6.12 true and correct and avoid a Claim for indemnification under this Article VIII.
(c)In no event shall any Indemnitee be entitled to duplicate compensation with respect to the same Indemnifiable Loss under more than one provision of this Agreement or the Ancillary Agreements. In accordance therewith, notwithstanding anything herein to the contrary, neither the Company nor any other Member shall have the right to, and shall not, make any claim against any Party hereunder in relation to an Indemnifiable Loss if any such Claim is made for the same breach against such Party or any of its Affiliates under the Subscription Agreement, the LLC Agreement and/or any of the Commercial Agreements, provided that the Indemnitee shall be free to decide whether to raise the Claim under this Agreement or any of the Subscription Agreement, the LLC Agreement and/or any of the Commercial Agreements, without duplication of indemnification.
(d)NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE OR RESPONSIBLE TO ANY OTHER PARTY OR ITS AFFILIATES FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OR FOR LOSS OF PROFITS OR REVENUES INCURRED THEREBY THAT ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER SUCH CLAIM ARISES UNDER OR RESULTS FROM CONTRACT, TORT OR STRICT LIABILITY, EXCEPT TO THE EXTENT ANY PARTY SUFFERS SUCH DAMAGES TO A THIRD PARTY, WHICH DAMAGES (INCLUDING COSTS OF DEFENSE AND REASONABLE ATTORNEYS' FEES INCURRED IN CONNECTION WITH DEFENDING AGAINST SUCH DAMAGES) SHALL NOT BE EXCLUDED BY THIS PROVISION AS TO RECOVERY HEREUNDER.
Section 8.4    Claims Process.
(a)In the event that: (i) any Claim is asserted or instituted by any Person other than the Parties or their Affiliates which could give rise to an obligation of any Party (the “Indemnifying Party”) to indemnify any other Party (the “Indemnified Party”) under the terms of this Agreement (such Claim, a “Third Party Claim”) or (ii) any Indemnified Party under this Agreement shall have a claim under this Agreement which does not involve a Third Party Claim (such claim, a “Direct Claim”), the Indemnified Party shall, within sixty (60) days after it becomes aware of a Third Party Claim, or facts supporting a Direct Claim (in each case, the

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“Claim Period”), provide written notice to the Indemnifying Party specifying the nature of such Claim and the amount or estimated amount thereof (which amount or estimated amount shall not be conclusive of the final amount, if any, of the Losses involved) (a “Claim Notice”), together with copies of all notices and documents served on or received by the Indemnified Party in the case of a Third Party Claim. Notwithstanding anything herein to the contrary, if the Indemnified Party fails to provide a Claim Notice to the Indemnifying Party of a Third Party Claim or Direct Claim during the applicable Claim Period, unless such Claim is with respect to a breach of the representations and warranties in Section 6.12, Section 6.14(b) or Section 6.17, as applicable, or the Excluded Liabilities, the Indemnifying Party shall be deemed to have waived all rights against the Indemnify Party for indemnification under Article VIII with respect to such Third Party Claim or Direct Claim, as applicable. If the Indemnified Party fails to provide a Claim Notice to the Indemnifying Party of a Third Party Claim or Direct Claim involving a breach of the representations and warranties in Section 6.12, Section 6.14(b) or Section 6.17, as applicable, or the Excluded Liabilities, during the applicable Claim Period, the Indemnified Party’s recovery under any such Claim shall be subject to a reduction in the amount of indemnification only to the extent that the Indemnifying Party suffers actual damages resulting from the failure of the Indemnified Party to provide a Claim Notice within the Claim Period.
(b)In the event of a Third Party Claim, the Indemnifying Party shall have the right to defend the Indemnified Party against such Third Party Claim and be entitled to appoint counsel of the Indemnifying Party’s choice at the expense of the Indemnifying Party to represent the Indemnified Party in connection with such Third Party Claim (in which case the Indemnifying Party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by any Indemnified Party or any other costs or expenses with respect to the defense of a Third Party Claim except as set forth below); provided, however, that such counsel is acceptable to the Indemnified Party, acting reasonably. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in defending and contesting any Third Party Claim which the Indemnifying Party defends, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person. No Third Party Claim may be settled or compromised (i) by the Indemnified Party without the prior written consent of the Indemnifying Party or (ii) by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), unless, in the case of clause (ii), the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.
(c)In the event of a Direct Claim, the Indemnifying Party shall notify the Indemnified Party, in writing, within thirty (30) days of receipt of a Claim Notice whether the Indemnifying Party disputes such claim. From and after the delivery of a Claim Notice, at the reasonable request of the Indemnifying Party, the Indemnified Party shall grant the Indemnifying Party and its Representatives reasonable access to the books, records, employees, Representatives and properties of such Indemnified Party to the extent reasonably related to the matters to which the Claim Notice relates.
Section 8.5    Guarantee of Obligations of the Company. PBF Member hereby guarantees the performance of all obligations of the Company outlined in this Agreement. PBF Member also guarantees all warranties and representations made by the Company in this Agreement and, subject to Section 8.3, PBF Member shall be liable to Eni Member and the

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Company for damages sustained as a result of any and all breaches of warranties and representations made by the Company in this Agreement as provided in Article V herein.

ARTICLE IX
COVENANTS; MISCELLANEOUS
Section 9.1    Notice. All notices and communications required or permitted to be given hereunder (excluding service of process) shall be sufficient in all respects (a) if given in writing and delivered personally, (b) if sent by overnight courier, (c) if mailed by U.S. Express Mail or by certified or registered U.S. Mail with all postage fully prepaid, or (d) sent by email transmission, and, in each case, addressed to the appropriate party hereto at the address for such party shown below:
If to the Company:
St. Bernard Renewables LLC
c/o PBF Green Fuels LLC
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]
with a copy (which shall not constitute notice) to:
St. Bernard Renewables LLC
c/o PBF Green Fuels LLC
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]
If to PBF Member:
PBF Green Fuels LLC
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]

with a copy (which shall not constitute notice) to:

PBF Green Fuels LLC
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]

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If to Eni Member:

Eni Sustainable Mobility US Inc.
108 Lakeland Ave.
Dover, Delaware 19901
USA
Attention: [__]
Email: [__]
with a copy (which shall not constitute notice) to:

Eni S.p.A
Piazza Ezio Vanoni, 1
San Donato Milanese (MI) 20097
Attention: [__]
Email: [__]

And to:

Eni Sustainable Mobility S.p.A.
Viale Giorgio Ribotta, 51
Rome (RM) 00144
Attention: [__]
Email: [__]
If to Chalmette Refining, LLC:
Chalmette Refining, L.L.C.
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]

with a copy (which shall not constitute notice) to:

Chalmette Refining, L.L.C.
One Sylvan Way, Second Floor
Parsippany, NJ 07054
Attention: [__]
Email: [__]

Any notice given in accordance herewith shall be deemed to have been given (i) when delivered to the addressee in person, during normal business hours, or on the next Business Day if delivered after business hours, (ii) on the date sent via email if sent prior to 6:00 p.m. Central

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Time on such date, or on the next Business Day if sent by email after that time, or (iii) when received by the addressee via an overnight courier or the U.S. Mail, as the case may be. A Party may change the address, email address, and individuals to which such communications are to be addressed by giving written notice to the other Parties in the manner provided in this Section 9.1.
Section 9.2    Entire Agreement; Conflicts. THIS AGREEMENT AND THE ANCILLARY AGREEMENTS, AND THE EXHIBITS, APPENDICES AND SCHEDULES HERETO AND THERETO, COLLECTIVELY CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF SUCH PARTIES AND THEIR RESPECTIVE AFFILIATES PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS. THERE ARE NO WARRANTIES, REPRESENTATIONS OR OTHER AGREEMENTS AMONG THE PARTIES OR THEIR RESPECTIVE AFFILIATES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE ANCILLARY AGREEMENTS, AND THE EXHIBITS, APPENDICES AND SCHEDULES HERETO AND THERETO, AND NO PARTY OR SUCH PARTY’S AFFILIATES SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED OTHER REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENTS OF INTENTION NOT SO SET FORTH.
Section 9.3    Public Announcements. No Party shall make any public announcement or issue any public communication regarding this Agreement or the Transactions without first obtaining the prior written consent of the other Parties, except if such announcement or other communication is required by applicable Law, in which case, to the extent permitted by Law, the disclosing Party shall use its reasonable efforts to coordinate or communicate such announcement or communication with the other Parties prior to announcement or issuance.
Section 9.4    Confidentiality. This Agreement is confidential to the Parties and their Representatives and is subject to the Confidentiality Agreement between PBF Energy Inc. and Eni SpA dated September 12, 2022 (the “Confidentiality Agreement”). The Confidentiality Agreement shall terminate upon the Closing as it relates solely to the Evaluation Material (as defined in the Confidentiality Agreement) and the transactions contemplated by this Agreement and the other documents identified hereunder; provided, however, that such termination of the Confidentiality Agreement shall not relieve any Party hereto from liability for a breach of such agreement prior to the termination thereof.
Section 9.5    Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each Party shall use its commercially reasonable efforts to (a) take all actions necessary or appropriate to consummate the Transactions and (b) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the Transactions. From time to time following the Closing, the Parties shall execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquittances and such other instruments, as reasonably necessary or appropriate to assure to the Parties, their Affiliates and their respective successors and permitted assigns, the benefits, rights and obligations of such Party under this Agreement and the Ancillary Agreements, and to otherwise make effective the Transactions.

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Section 9.6    Compliance Undertakings.
(a)Each Party declares that it has adopted appropriate policies for assessing, monitoring and combatting the risk of breaching Anti-Corruption Laws and Anti-Money Laundering Laws applicable to such Party and that all discussions, activities and negotiations preliminary to this Agreement, the Ancillary Agreements to which the declaring Party is party to, and the Transactions have been conducted in compliance with such Party’s policies.
(b)Each Party agrees that any failure to comply with Anti-Corruption Laws and/or Anti-Money Laundering Laws in connection with the subject matter of this Agreement and/or under Section 8.7(c) of the LLC Agreement shall be deemed as a material breach of this Agreement and/or of the LLC Agreement, as applicable, and shall entitle the other Party to indemnification in relation to all damages arising from such breach, irrespective of any provision to the contrary contained in this Agreement, the Subscription Agreement, the Amended and Restated LLC Agreement and/or any Commercial Agreement, within the maximum Liability Cap in Section 8.3(b) above and subject to the limitations and thresholds in Article VIII; provided that any liability deriving therefrom shall be without duplication of the same Claim a Party may have under each such agreement.
Section 9.7    Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, each Party will pay its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of this Agreement and the Transactions.
Section 9.8    Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law, will be cumulative and not alternative.
Section 9.9    Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by each of the Parties.
Section 9.10    No Third Party Beneficiary; No Affiliate Liability. The terms and provisions of this Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third party beneficiary rights upon any other Person. In no event shall any named Party to this Agreement have any shared or vicarious liability for the actions or omissions of any other Person unless such Person is directly representing one of the Parties. The Parties agree, to the fullest extent permitted by Law, that none of their respective Affiliates or agents shall have any liability or responsibility whatsoever under this Agreement to any the other Party or its respective Affiliates or agents on any basis (including in contract or tort, under federal or state securities Laws or otherwise), except as provided in a guaranty.

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Section 9.11    Assignment; Binding Effect. Any Party may assign its rights and obligations hereunder to an Affiliate, but such assignment shall not release such Party from its obligations hereunder, and PBF Member may, without obtaining the consent of any other Party, assign its rights and obligations hereunder in connection with a transfer under Section 11.4 of the Amended and Restated LLC Agreement. Any tax liability related to any Party’s assignment of its rights and obligations to an Affiliate shall be the sole responsibility of the assigning Party. Except as provided above, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Parties, and any attempt to do so will be void. Subject to this Section 9.11, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and permitted assigns.
Section 9.12    Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.
Section 9.13    Invalid Provisions. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. Upon the Parties or a Governmental Authority’s determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any applicable rule of Law or public policy, (a) the Parties shall agree to substitute a suitable and equitable provision therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability.
Section 9.14    Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any facsimile or .pdf copies hereof or signature hereon shall, for all purposes, be deemed originals.
Section 9.15    Time is of the Essence. Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.
Section 9.16    Governing Law; Consent to Jurisdiction.
(a)THIS AGREEMENT AND ALL DISPUTES UNDER OR RELATED TO THIS AGREEMENT OR THE FACTS CIRCUMSTANCES LEADING TO ITS EXECUTION OR PERFORMANCE, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO, OR GIVING EFFECT TO, THE APPLICATION OF DELAWARE CHOICE OF LAW RULES.
(b)IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY FEDERAL OR STATE COURT LOCATED WITHIN WILMINGTON, NEW CASTLE COUNTY, DELAWARE, AND WAIVES ANY OBJECTION TO JURISDICTION OR VENUE OF, AND WAIVES ANY MOTION TO TRANSFER VENUE FROM, ANY OF THE AFORESAID COURTS. EACH

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PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF, CONNECTED WITH OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE OBLIGATIONS OF THE PARTIES HEREUNDER.
(c)EACH PARTY AGREES TO WAIVE ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING, INCLUDING ANY APPEAL THEREOF.
(d)EACH PARTY AGREES THAT (I) ALL SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.1 AND (II) THAT EACH OTHER PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
[Signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the Closing Date.

ST. BERNARD RENEWABLES LLC
By:	/s/ Rex Butcher
Name:	Rex Butcher
Title:	General Manager

[Signature Page to Contribution Agreement]

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PBF GREEN FUELS LLC
By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

[Signature Page to Contribution Agreement]

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ENI SUSTAINABLE MOBILITY US INC.
By:	/s/ Remo Pasquali
Name:	Remo Pasquali
Title:	Director

[Signature Page to Contribution Agreement]

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PBF ENERGY COMPANY LLC, solely as it relates to its obligations and rights under Article VIII
By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

[Signature Page to Contribution Agreement]

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Eni SUSTAINABLE MOBILITY S.p.a., solely as it relates to its obligations and rights under Article VIII
By:	/s/ Giulio Ruffo
Name:	Giulio Ruffo
Title:	Proxy-holder
[Signature Page to Contribution Agreement]

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Exhibit A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption (this “Agreement”), dated June [●], 2023 (the “Effective Date”), is by and between PBF Green Fuels LLC, a Delaware limited liability company (“PBF Member”), and St. Bernard Renewables LLC, a Delaware limited liability company (“Company”). All capitalized terms used but not otherwise defined herein shall have the meaning attributed thereto in the Contribution Agreement (as defined below).
WITNESSETH:
WHEREAS, pursuant to that certain Contribution Agreement, dated as of the Effective Date (the “Contribution Agreement”), by and among, among others, PBF Member, Eni Sustainable Mobility US Inc., a Delaware corporation, and Company, PBF Member agreed to contribute, convey, assign, transfer and deliver the PBF Contributed Assets to Company as its Capital Contribution to the Company on the terms and conditions set forth in the Contribution Agreement;
WHEREAS, pursuant to Section 3.1 of the Contribution Agreement, Company has agreed that at the Closing under the Contribution Agreement, in connection with its acceptance of the PBF Contributed Assets, Company will assume and agree to perform and discharge, as and when due, the Assumed Liabilities;
WHEREAS, Section 4.2(a) and Section 4.4(a) of the Contribution Agreement contemplate the execution and delivery of this Agreement at Closing.
NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and in the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Contribution of the PBF Contributed Assets. Without limiting the instrument of conveyance contemplated by the Contribution Agreement contributing Owned Land and the Contributed Improvements and Personalty to Company, PBF Member hereby contributes, conveys, assigns, transfers and delivers to Company, and its successors and assigns, and Company hereby accepts and assumes, subject to, and upon the terms and conditions of the Contribution Agreement, all of PBF Member’s right, title and interest in and to the PBF Contributed Assets. Such contribution, assignment and assumption is made in accordance with and subject to the representations, warranties, covenants, indemnities, limitations and provisions contained in the Contribution Agreement.
2. Assignment of Assumed Liabilities. PBF Member does hereby assign to Company the Assumed Liabilities, Company hereby accepts such assignment, and assumes and hereby agrees to pay, perform and discharge, as and when due, the Assumed Liabilities. Such assignment and assumption is made in accordance with and subject to the representations, warranties, covenants, indemnities, limitations and provisions contained in the Contribution Agreement.

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3. Relationship with Contribution Agreement. Nothing in this Agreement shall be deemed to supersede, diminish, enlarge or modify any of the provisions of the Contribution Agreement, all of which survive the execution and delivery of this Agreement as provided and subject to the limitations set forth in the Contribution Agreement. In the event of any conflict or inconsistency between the terms of the Contribution Agreement and the terms hereof, the terms of the Contribution Agreement shall govern and control.
4. Binding Agreement; Governing Law, Forum. This Agreement and the provisions herein contained shall be binding upon and inure to the benefit of PBF Member, Company and their respective successors and assigns. Section 9.16 of the Contribution Agreement is hereby incorporated by reference as if fully set forth herein with respect to the terms of this Agreement.
5. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any facsimile or .pdf copies hereof or signature hereon shall, for all purposes, be deemed originals.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

PBF MEMBER: PBF GREEN FUELS LLC
By: ______________________________________ Name: Title: COMPANY: ST. BERNARD RENEWABLES LLC

By: _____________________________________ Name: Title:

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Exhibit B
FORM ACT OF CONTRIBUTION AND CONVEYANCE AND BILL OF SALE
This Act of Contribution (this “Agreement”) is made and entered into June [●], 2023, by and among PBF Green Fuels LLC, a Delaware limited liability company (“PBF Member”), and St. Bernard Renewables LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Company”). PBF Member and the Company are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”
WITNESSETH:
WHEREAS, pursuant to that certain Contribution Agreement of even date herewith (the “Contribution Agreement”) by and among, among others, PBF Member, Eni Sustainable Mobility US Inc., a Delaware corporation, and Company, PBF Member has agreed to contribute, convey, assign, transfer and deliver the PBF Initial Capital Contribution (defined in the Contribution Agreement and below) to the Company as its capital contribution to the Company on the terms and conditions set forth in the Contribution Agreement;
WHEREAS, the Company is willing to accept the PBF Member’s right, title, and interest in and to the PBF Initial Capital Contribution and the Company is also willing to acquire from PBF Member the PBF Contributed Assets (defined in the Contribution Agreement and Schedule 1 attached hereto) in connection therewith; and
WHEREAS, Section 4.2(b) and Section 4.4(b) of the Contribution Agreement contemplate the execution and delivery of this Agreement at the closing of the transaction contemplated by the Contribution Agreement.
NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and in the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
1. Contribution of the PBF Contributed Assets. PBF Member hereby contributes, conveys, assigns, transfers and delivers to the Company (the “PBF Initial Capital Contribution”), free and clear of liens (except for Permitted Liens shown on Exhibit A attached hereto), and its successors and assigns, and Company hereby accepts, assumes and acquires, subject to, and upon the terms and conditions of the Contribution Agreement, all of PBF Member’s right, title and interest in and to the PBF Contributed Assets. Such contribution, assignment and assumption is made in accordance with and subject to the representations, warranties, covenants, indemnities, limitations and provisions contained in the Contribution Agreement.
2. Relationship with Contribution Agreement. Nothing in this Agreement shall be deemed to supersede, diminish, enlarge or modify any of the provisions of the Contribution Agreement, all of which survive the execution and delivery of this Agreement as provided and subject to the limitations set forth in the Contribution Agreement. In the event of any conflict or inconsistency between the terms of the Contribution Agreement and the terms hereof, the terms of the Contribution Agreement shall govern and control.

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3. Bill of Sale. For any of the PBF Contributed Assets that may be considered movable property under Louisiana law, this instrument shall also be construed as a bill of sale transferring title to such assets.
4. No Vendor’s Privilege. The transaction described and created hereby shall not be construed as creating any vendor’s privilege or resolutory condition, and to the extent any may be created, the same is hereby expressly waived and renounced.
5. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective heirs, legatees, successors and assigns.
6. Binding Agreement; Governing Law, Forum. This Agreement and the provisions herein contained shall be binding upon and inure to the benefit of PBF Member, Company and their respective successors and assigns. Section 9.16 of the Contribution Agreement is hereby incorporated by reference as if fully set forth herein with respect to the terms of this Agreement.
7. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any facsimile or .pdf copies hereof or signature hereon shall, for all purposes, be deemed originals.

[Signature Page Follows]

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THUS DONE AND PASSED BY PBF Member in ____________, ____________, on the ____ day of June, 2023, in the presence of the undersigned competent witnesses, who have hereunto signed their names, together with the appearers and me, Notary, after due reading of the whole.

Witnesses: PBF Member:

PBF Green Fuels LLC, a Delaware     limited liability company
_____________________________________
Print Name: _________________________ By:_______________________________
Name: _________________________
Title: __________________________
_____________________________________
Print Name: _________________________

______________________________________________
Notary Public
Print Name: _________________________________
Bar/Commission No.: ________________________
My Commission Expires: ____________________

[Signatures continued on following page]

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THUS DONE AND PASSED BY the Company in ____________, ____________, on the ____ day of June, 2023, in the presence of the undersigned competent witnesses, who have hereunto signed their names, together with the appearers and me, Notary, after due reading of the whole.

Witnesses: Company:

St. Bernard Renewables LLC, a Delaware limited liability company
_____________________________________
Print Name: _________________________ By:_______________________________
Name: _________________________
Title: __________________________
_____________________________________
Print Name: _________________________

______________________________________________
Notary Public
Print Name: _________________________________
Bar/Commission No.: ________________________
My Commission Expires: ____________________

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Schedule 1 to Act of Contribution and Conveyance and Bill of Sale
PBF Contributed Assets
The PBF Contributed Assets consist of the following:
(a) The immovable property situated in St. Bernard Parish, Louisiana, described in Schedule 1.1 hereto, together with those expressly contributed rights, tenements, appurtenant rights, servitudes and privileges relating thereto (collectively, the “Owned Land”);
(b) The buildings, improvements, other constructions, equipment, machinery, appliances, furniture, furnishings, supplies and other tangible movable (personal) property and fixtures located on the Land (defined in the Contribution Agreement, as collectively, the Owned Land the Subleased Land; Subleased Land being the land subleased to the Company pursuant to the Subleases) described on Schedule 1.2 hereto (collectively, the “Contributed Improvements and Personalty”);
(c) The interest of PBF Member, as sublessee, in and to those certain subleases described on Schedule 1.3 (collectively, the “Subleases”);
(d) The Contracts listed on Schedule 1.4, including Minor Assumed Contracts (the “Assumed Contracts”);
(e) All designs, plans and other work product generated as the result of the design, development, procurement, and construction of the Contributed Improvements and Personalty that make up the proposed Renewable Diesel Facility;
(f) All other Assets listed on Schedule 1.5, and
(g) All other Assets owned by PBF Member or its Affiliates on or prior to the date hereof solely for the benefit of the Renewable Diesel Facility.

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Schedule 1.1 to Act of Contribution and Conveyance and Bill of Sale
Description of Owned Land
RDU Tract A-4-B:

A certain tract or parcel of land designated as the "RDU TRACT A-4-B" containing 1.862 Acres or 81,123 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:

Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"

Then, proceeding along the southern right of way line of the Norfolk-Southern Railroad, North 54 degrees 40 minutes 14 seconds West a distance of 196.98 feet to a point;
Then, North 61 degrees 21 minutes 26 seconds West a distance of 417.64 feet to a point;
Then, departing said right of way, South 20 degrees 02 minutes 08 seconds West a distance of 710.47 feet to a point;
Then, North 67 degrees 49 minutes 34 seconds West a distance of 188.61 feet to a point;
Then, South 52 degrees 05 minutes 18 seconds West a distance of 41.50 feet to a point;
Then, along a curve to the right having a delta of 32 degrees 41 minutes 36 seconds, a radius of 422.54 feet, an arc length of 241.10 feet and a chord bearing of South 02 degrees 13 minutes 20 seconds East a distance of 237.85 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 385.96 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 275.34 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 123.79 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 70 degrees 36 minutes 49 seconds East a distance of 50.00 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 69.37 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 106.14 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 86.68 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 79.51 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 113.98 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 26.63 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 67.23 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 10.13 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 31.57 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 75.95 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 35.29 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 82.71 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 60.18 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 36.10 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 273.35 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 154.90 feet to the "POINT OF BEGINNING";

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all as shown on that resubdivision map (the “Resubdivision Map”) entitled, “Plat Showing Resubdivision of Tract A-4 into Tracts A-4-A & A-4-B and Tracts E, B-2, A-1 & A-2 into Tracts E-1, E-2 & E-3 Located in Sections 6 & 7 Township 13 South – Range 12 East, City of Chalmette, St. Bernard Parish, Louisiana”, prepared by Michael P. Blanchard, P.L.S. and dated June 28, 2021, and all amendments to the Resubdivision Map, including that map entitled, “Plat Showing Resubdivision of Tract A-4 into Tracts A-4-A & A-4-B and Tracts E, B-2, A-1 & A-2 into Tracts E-1, E-2 & E-3 Located in Sections 6 & 7 Township 13 South – Range 12 East, City of Chalmette, St. Bernard Parish, Louisiana”, prepared by Michael P. Blanchard, P.L.S. and dated January 12, 2023.

RDU Access Servitude

A certain tract or parcel of land designated as the "RDU ACCESS SERVITUDE" containing 0.986 Acres or 42,952 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"

Then, proceeding along the southern right of way line of the Norfolk-Southern Railroad, North 54 degrees 40 minutes 14 seconds West a distance of 196.98 feet to a point;
Then, North 61 degrees 21 minutes 26 seconds West a distance of 417.64 feet to a point;
Then, departing said right of way, South 20 degrees 02 minutes 08 seconds West a distance of 710.47 feet to a point;
Then, North 67 degrees 49 minutes 34 seconds West a distance of 188.61 feet to a point;
Then, South 52 degrees 05 minutes 18 seconds West a distance of 41.50 feet to a point;
Then, along a curve to the right having a delta of 32 degrees 41 minutes 36 seconds, a radius of 422.54 feet, an arc length of 241.10 feet and a chord bearing of South 02 degrees 13 minutes 20 seconds East a distance of 237.85 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 385.96 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 70 degrees 36 minutes 49 seconds East a distance of 111.78 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 140.95 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 462.92 feet to a point said point located along the western right of way line of Paris Road;
Then, continuing along said right of way, South 22 degrees 10 minutes 35 seconds West a distance of 40.05 feet to a point;
Then, departing said right of way, North 70 degrees 36 minutes 49 seconds West a distance of 500.97 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 140.95 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 307.12 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 83.79 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 40.00 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 123.79 feet to a point;

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Then, South 70 degrees 36 minutes 49 seconds East a distance of 275.34 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

Tract E-2

A certain tract or parcel of land designated as the "TRACT E-2" containing 37.163 Acres or 1,618,831 sq. ft, located in Sections 5 & 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF BEGINNING" and labeled "P.O.B.";

Then, continuing along the southern right of way line of the Norfolk-Southern Railroad, South 58 degrees 53 minutes 16 seconds East a distance of 1,164.64 feet to a point;
Then, North 27 degrees 08 minutes 11 seconds East a distance of 24.01 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 162.80 feet to a point;
Then, South 27 degrees 08 minutes 11 seconds West a distance of 41.00 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 30.00 feet to a point;
Then, North 27 degrees 07 minutes 54 seconds East a distance of 42.20 feet to a point;
Then, South 58 degrees 53 minutes 21 seconds East a distance of 192.22 feet to a point;
Then, South 31 degrees 06 minutes 39 seconds West a distance of 25.00 feet to a point;
Then, South 58 degrees 53 minutes 21 seconds East a distance of 2.23 feet to a point;
Then, North 27 degrees 08 minutes 11 seconds East a distance of 24.70 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 191.83 feet to a point;
Then, South 58 degrees 55 minutes 42 seconds East a distance of 639.46 feet to a point;
Then, departing said right of way line, South 26 degrees 01 minutes 50 seconds West a distance of 236.49 feet to a point;
Then, North 63 degrees 47 minutes 18 seconds West a distance of 642.60 feet to a point;
Then, North 58 degrees 55 minutes 49 seconds West a distance of 577.33 feet to a point;
Then, North 68 degrees 00 minutes 04 seconds West a distance of 230.19 feet to a point;
Then, South 53 degrees 55 minutes 29 seconds West a distance of 197.50 feet to a point;
Then, South 21 degrees 59 minutes 56 seconds West a distance of 282.32 feet to a point;
Then, South 68 degrees 00 minutes 04 seconds East a distance of 186.25 feet to a point;
Then, South 21 degrees 59 minutes 56 seconds West a distance of 432.47 feet to a point;
Then, North 68 degrees 00 minutes 04 seconds West a distance of 215.51 feet to a point;
Then, South 21 degrees 29 minutes 39 seconds West a distance of 551.69 feet to a point;
Then, South 89 degrees 07 minutes 00 seconds West a distance of 647.38 feet to a point;
Then, North 22 degrees 15 minutes 57 seconds East a distance of 207.91 feet to a point;
Then, North 89 degrees 07 minutes 00 seconds East a distance of 191.96 feet to a point;
Then, South 60 degrees 58 minutes 44 seconds East a distance of 41.47 feet to a point;
Then, North 89 degrees 07 minutes 00 seconds East a distance of 193.54 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 425.17 feet to a point;
Then, North 68 degrees 30 minutes 21 seconds West a distance of 306.73 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 393.09 feet to a point;

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Then, North 68 degrees 30 minutes 21 seconds West a distance of 24.90 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 26.58 feet to a point;
Then, North 33 degrees 23 minutes 24 seconds West a distance of 196.62 feet to a point;
Then, along a curve to the left having a delta of 30 degrees 03 minutes 47 seconds, a radius of 22.00 feet, an arc length of 11.54 feet and a chord bearing of North 48 degrees 25 minutes 17 seconds West a distance of 11.41 feet to a point;
Then, North 63 degrees 27 minutes 11 seconds West a distance of 59.06 feet to a point, said point located along the eastern right of way line of Paris Road;
Then, continuing along said right of way, North 22 degrees 10 minutes 35 seconds East a distance of 820.38 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

Tract E-3

A certain tract or parcel of land designated as the "TRACT E-3" containing 1.739 Acres or 75,787 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"
Then, continuing along the eastern right of way line Paris Road, South 22 degrees 10 minutes 35 seconds West a distance of 2,218.47 feet to a point;
Then, departing said right of way, South 88 degrees 38 minutes 53 seconds East a distance of 377.63 feet to a point;
Then, South 06 degrees 46 minutes 14 seconds West a distance of 197.50 feet to a point;
Then, South 39 degrees 20 minutes 31 seconds East a distance of 85.70 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 84 degrees 20 minutes 31 seconds East a distance of 99.97 feet to a point;
Then, continuing along a curve to the right having a delta of 107 degrees 26 minutes 53 seconds, a radius of 40.00 feet, an arc length of 75.01 feet and a chord bearing of South 30 degrees 37 minutes 04 seconds East a distance of 64.49 feet to a point;
Then, South 23 degrees 06 minutes 22 seconds West a distance of 257.17 feet to a point;
Then, North 66 degrees 53 minutes 38 seconds West a distance of 286.83 feet to a point;
Then, North 23 degrees 06 minutes 22 seconds East a distance of 221.52 feet to a point;
Then, South 84 degrees 20 minutes 31 seconds East a distance of 146.19 feet; to the "POINT OF BEGINNING".

all as shown on the Resubdivision Map.

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Access Servitude 2

A certain tract or parcel of land designated as the "ACCESS SERVITUDE 2" containing 0.603 Acres or 26,279 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"
Then, continuing along the eastern right of way line of Paris Road, South 22 degrees 10 minutes 35 seconds West a distance of 2,218.47 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, departing said right of way, South 88 degrees 38 minutes 53 seconds East a distance of 377.63 feet to a point;
Then, South 06 degrees 46 minutes 14 seconds West a distance of 197.50 feet to a point;
Then, South 39 degrees 20 minutes 31 seconds East a distance of 85.70 feet to a point;
Then, North 84 degrees 20 minutes 31 seconds West a distance of 101.79 feet to a point;
Then, North 06 degrees 46 minutes 14 seconds East a distance of 213.16 feet to a point;
Then, North 88 degrees 27 minutes 51 seconds West a distance of 348.94 feet to a point, located along the eastern right of way line of Parish Road;
Then, continuing along said right of way, North 22 degrees 10 minutes 35 seconds East a distance of 43.47 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

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Schedule 1.2 to Act of Contribution and Conveyance and Bill of Sale

Contributed Improvements and Personalty

See insertion behind this page.

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Schedule 1.3 to Act of Contribution and Conveyance and Bill of Sale
Subleases

1.Sublease of that Prime Lease by and between Harry M. Fisher, Jr, Michael Fisher and Joel Anna Fisher, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated January 15, 1980 and recorded on September 14, 1983, at COB 231, Page 397, File No. 197640, of the official records of St. Bernard Parish, LA; amended by that Amendment to Lease, dated September 1, 2009, recorded at COB 969, Folio 736 of the official records of St. Bernard Parish, LA. The lessee’s interest in the Prime Lease was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

2.Sublease of that Prime Lease by and between Susan Gore and Karen Gore, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated July 23, 1980, recorded on September 14, 1983, at COB 231, Folio 353, File No. 197636, of the official records of St. Bernard Parish, LA. Tenneco’s interest in the Lease, as lessee, was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

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Schedule 1.4 to Act of Contribution and Conveyance and Bill of Sale
Assumed Contracts
1.The Sublease Agreements.
a. Sublease of that Prime Lease by and between Harry M. Fisher, Jr, Michael Fisher and Joel Anna Fisher, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated January 15, 1980 and recorded on September 14, 1983, at COB 231, Page 397, File No. 197640, of the official records of St. Bernard Parish, LA; amended by that Amendment to Lease, dated September 1, 2009, recorded at COB 969, Folio 736 of the official records of St. Bernard Parish, LA. The lessee’s interest in the Prime Lease was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.
b. Sublease of that Prime Lease by and between Susan Gore and Karen Gore, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated July 23, 1980, recorded on September 14, 1983, at COB 231, Folio 353, File No. 197636, of the official records of St. Bernard Parish, LA. Tenneco’s interest in the Lease, as lessee, was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

2.UOP Agreements.
a. Supplemental Services Agreement, No. 15C1122.A001, dated February 1, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
b. Supplemental Services Agreement, No. 15C1122.A002, dated April 9, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
c. Process License Agreement, dated April 9, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
d. Engineered Equipment Agreement, No. 46001055104, effective as of May 20, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
e. Guarantee Agreement, dated as of June 7, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC.

3.Desmet Ballestra Agreement. Engineered Equipment and Services Agreement, dated as of June 1, 2021, by and between CRC and Desmet Ballestra North America, Inc.

4.IMTT Agreement. Agreement of General Conditions, dated September 30, 2022, by and between PBF Energy Company LLC and International-Matex Tank Terminals LLC, as amended.

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Schedule 1.5 to Act of Contribution and Conveyance and Bill of Sale

Other Assets

None.

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Exhibit A to Act of Contribution and Conveyance and Bill of Sale

Permitted Liens

None.

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Exhibit C

Form of Amended and Restated LLC Agreement

(See attached.)

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Schedule 1.1-PBF

PBF Member Knowledge Personnel

1. Jim Fedena
2. Rex Butcher
3. Clark Wrigley
4. Bill Buggie
5. Joseph Marino
6. Alberto Gomes
7. Marie Wright
8. Michael Spagnolo
9. Robert Mosley
10. Josè Dominguez
11. Brian Miller
12. Jared Wimberley

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Schedule 1.1-ENI

Eni Member Knowledge Personnel

1.Stefano Ballista
2.Jadran Trevisan
3.Augusto Ruggeri
4.Andrea Mastropietro
5.Andrea Amoro
6.Caterina Spadea
7.Giulio Ruffo
8.Michele Delle Cave

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Schedule 1.1-CL

Contested Liens

As of the Closing: None.

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Schedule 1.1-PL

Permitted Liens

As of the Closing: None.

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Schedule 1.1-D
Deposits

As of the Closing: None.

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Schedule 1.1-SA

List of Servitude Agreements

As of the Closing:

1.Servitude Agreement between CRC and PBF Member granting reciprocal servitudes of access over the Owned Land and the remaining land within the Chalmette Refinery that will be continued to be owned by CRC, including access rights to be granted to PBF Member to access certain infrastructure owned by PBF Member, partially located within Access Servitude 2 and partially south of Access Servitude 2 for a pipe crossing over the Mississippi River levee.

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Schedule 2.1(a)

Owned Land
RDU Tract A-4-B:

A certain tract or parcel of land designated as the "RDU TRACT A-4-B" containing 1.862 Acres or 81,123 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:

Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"

Then, proceeding along the southern right of way line of the Norfolk-Southern Railroad, North 54 degrees 40 minutes 14 seconds West a distance of 196.98 feet to a point;
Then, North 61 degrees 21 minutes 26 seconds West a distance of 417.64 feet to a point;
Then, departing said right of way, South 20 degrees 02 minutes 08 seconds West a distance of 710.47 feet to a point;
Then, North 67 degrees 49 minutes 34 seconds West a distance of 188.61 feet to a point;
Then, South 52 degrees 05 minutes 18 seconds West a distance of 41.50 feet to a point;
Then, along a curve to the right having a delta of 32 degrees 41 minutes 36 seconds, a radius of 422.54 feet, an arc length of 241.10 feet and a chord bearing of South 02 degrees 13 minutes 20 seconds East a distance of 237.85 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 385.96 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 275.34 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 123.79 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 70 degrees 36 minutes 49 seconds East a distance of 50.00 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 69.37 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 106.14 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 86.68 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 79.51 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 113.98 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 26.63 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 67.23 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 10.13 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 31.57 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 75.95 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 35.29 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 82.71 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 60.18 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 36.10 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 273.35 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 154.90 feet to the "POINT OF BEGINNING";

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all as shown on that resubdivision map (the “Resubdivision Map”) entitled, “Plat Showing Resubdivision of Tract A-4 into Tracts A-4-A & A-4-B and Tracts E, B-2, A-1 & A-2 into Tracts E-1, E-2 & E-3 Located in Sections 6 & 7 Township 13 South – Range 12 East, City of Chalmette, St. Bernard Parish, Louisiana”, prepared by Michael P. Blanchard, P.L.S. and dated June 28, 2021, and all amendments to the Resubdivision Map, including that map entitled, “Plat Showing Resubdivision of Tract A-4 into Tracts A-4-A & A-4-B and Tracts E, B-2, A-1 & A-2 into Tracts E-1, E-2 & E-3 Located in Sections 6 & 7 Township 13 South – Range 12 East, City of Chalmette, St. Bernard Parish, Louisiana”, prepared by Michael P. Blanchard, P.L.S. and dated January 12, 2023.

RDU Access Servitude

A certain tract or parcel of land designated as the "RDU ACCESS SERVITUDE" containing 0.986 Acres or 42,952 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"

Then, proceeding along the southern right of way line of the Norfolk-Southern Railroad, North 54 degrees 40 minutes 14 seconds West a distance of 196.98 feet to a point;
Then, North 61 degrees 21 minutes 26 seconds West a distance of 417.64 feet to a point;
Then, departing said right of way, South 20 degrees 02 minutes 08 seconds West a distance of 710.47 feet to a point;
Then, North 67 degrees 49 minutes 34 seconds West a distance of 188.61 feet to a point;
Then, South 52 degrees 05 minutes 18 seconds West a distance of 41.50 feet to a point;
Then, along a curve to the right having a delta of 32 degrees 41 minutes 36 seconds, a radius of 422.54 feet, an arc length of 241.10 feet and a chord bearing of South 02 degrees 13 minutes 20 seconds East a distance of 237.85 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 385.96 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 70 degrees 36 minutes 49 seconds East a distance of 111.78 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 140.95 feet to a point;
Then, South 70 degrees 36 minutes 49 seconds East a distance of 462.92 feet to a point said point located along the western right of way line of Paris Road;
Then, continuing along said right of way, South 22 degrees 10 minutes 35 seconds West a distance of 40.05 feet to a point;
Then, departing said right of way, North 70 degrees 36 minutes 49 seconds West a distance of 500.97 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 140.95 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 307.12 feet to a point;
Then, South 19 degrees 23 minutes 11 seconds West a distance of 83.79 feet to a point;
Then, North 70 degrees 36 minutes 49 seconds West a distance of 40.00 feet to a point;
Then, North 19 degrees 23 minutes 11 seconds East a distance of 123.79 feet to a point;

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Then, South 70 degrees 36 minutes 49 seconds East a distance of 275.34 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

Tract E-2

A certain tract or parcel of land designated as the "TRACT E-2" containing 37.163 Acres or 1,618,831 sq. ft, located in Sections 5 & 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF BEGINNING" and labeled "P.O.B.";

Then, continuing along the southern right of way line of the Norfolk-Southern Railroad, South 58 degrees 53 minutes 16 seconds East a distance of 1,164.64 feet to a point;
Then, North 27 degrees 08 minutes 11 seconds East a distance of 24.01 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 162.80 feet to a point;
Then, South 27 degrees 08 minutes 11 seconds West a distance of 41.00 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 30.00 feet to a point;
Then, North 27 degrees 07 minutes 54 seconds East a distance of 42.20 feet to a point;
Then, South 58 degrees 53 minutes 21 seconds East a distance of 192.22 feet to a point;
Then, South 31 degrees 06 minutes 39 seconds West a distance of 25.00 feet to a point;
Then, South 58 degrees 53 minutes 21 seconds East a distance of 2.23 feet to a point;
Then, North 27 degrees 08 minutes 11 seconds East a distance of 24.70 feet to a point;
Then, South 58 degrees 55 minutes 49 seconds East a distance of 191.83 feet to a point;
Then, South 58 degrees 55 minutes 42 seconds East a distance of 639.46 feet to a point;
Then, departing said right of way line, South 26 degrees 01 minutes 50 seconds West a distance of 236.49 feet to a point;
Then, North 63 degrees 47 minutes 18 seconds West a distance of 642.60 feet to a point;
Then, North 58 degrees 55 minutes 49 seconds West a distance of 577.33 feet to a point;
Then, North 68 degrees 00 minutes 04 seconds West a distance of 230.19 feet to a point;
Then, South 53 degrees 55 minutes 29 seconds West a distance of 197.50 feet to a point;
Then, South 21 degrees 59 minutes 56 seconds West a distance of 282.32 feet to a point;
Then, South 68 degrees 00 minutes 04 seconds East a distance of 186.25 feet to a point;
Then, South 21 degrees 59 minutes 56 seconds West a distance of 432.47 feet to a point;
Then, North 68 degrees 00 minutes 04 seconds West a distance of 215.51 feet to a point;
Then, South 21 degrees 29 minutes 39 seconds West a distance of 551.69 feet to a point;
Then, South 89 degrees 07 minutes 00 seconds West a distance of 647.38 feet to a point;
Then, North 22 degrees 15 minutes 57 seconds East a distance of 207.91 feet to a point;
Then, North 89 degrees 07 minutes 00 seconds East a distance of 191.96 feet to a point;
Then, South 60 degrees 58 minutes 44 seconds East a distance of 41.47 feet to a point;
Then, North 89 degrees 07 minutes 00 seconds East a distance of 193.54 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 425.17 feet to a point;
Then, North 68 degrees 30 minutes 21 seconds West a distance of 306.73 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 393.09 feet to a point;

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Then, North 68 degrees 30 minutes 21 seconds West a distance of 24.90 feet to a point;
Then, North 21 degrees 29 minutes 39 seconds East a distance of 26.58 feet to a point;
Then, North 33 degrees 23 minutes 24 seconds West a distance of 196.62 feet to a point;
Then, along a curve to the left having a delta of 30 degrees 03 minutes 47 seconds, a radius of 22.00 feet, an arc length of 11.54 feet and a chord bearing of North 48 degrees 25 minutes 17 seconds West a distance of 11.41 feet to a point;
Then, North 63 degrees 27 minutes 11 seconds West a distance of 59.06 feet to a point, said point located along the eastern right of way line of Paris Road;
Then, continuing along said right of way, North 22 degrees 10 minutes 35 seconds East a distance of 820.38 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

Tract E-3

A certain tract or parcel of land designated as the "TRACT E-3" containing 1.739 Acres or 75,787 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"
Then, continuing along the eastern right of way line Paris Road, South 22 degrees 10 minutes 35 seconds West a distance of 2,218.47 feet to a point;
Then, departing said right of way, South 88 degrees 38 minutes 53 seconds East a distance of 377.63 feet to a point;
Then, South 06 degrees 46 minutes 14 seconds West a distance of 197.50 feet to a point;
Then, South 39 degrees 20 minutes 31 seconds East a distance of 85.70 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, South 84 degrees 20 minutes 31 seconds East a distance of 99.97 feet to a point;
Then, continuing along a curve to the right having a delta of 107 degrees 26 minutes 53 seconds, a radius of 40.00 feet, an arc length of 75.01 feet and a chord bearing of South 30 degrees 37 minutes 04 seconds East a distance of 64.49 feet to a point;
Then, South 23 degrees 06 minutes 22 seconds West a distance of 257.17 feet to a point;
Then, North 66 degrees 53 minutes 38 seconds West a distance of 286.83 feet to a point;
Then, North 23 degrees 06 minutes 22 seconds East a distance of 221.52 feet to a point;
Then, South 84 degrees 20 minutes 31 seconds East a distance of 146.19 feet; to the "POINT OF BEGINNING".

all as shown on the Resubdivision Map.

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Access Servitude 2

A certain tract or parcel of land designated as the "ACCESS SERVITUDE 2" containing 0.603 Acres or 26,279 sq. ft, located in Section 6, T13S, R12E, St. Bernard Parish, State of Louisiana, being more particularly described as follows:
Commencing at the common corner of the eastern right of way line of Paris Road and the southern right of way line of the Norfolk-Southern Railroad, said point being the "POINT OF COMMENCEMENT" and labeled "P.O.C.;"
Then, continuing along the eastern right of way line of Paris Road, South 22 degrees 10 minutes 35 seconds West a distance of 2,218.47 feet to a point, said point "POINT OF BEGINNING" and labeled "P.O.B.";

Then, departing said right of way, South 88 degrees 38 minutes 53 seconds East a distance of 377.63 feet to a point;
Then, South 06 degrees 46 minutes 14 seconds West a distance of 197.50 feet to a point;
Then, South 39 degrees 20 minutes 31 seconds East a distance of 85.70 feet to a point;
Then, North 84 degrees 20 minutes 31 seconds West a distance of 101.79 feet to a point;
Then, North 06 degrees 46 minutes 14 seconds East a distance of 213.16 feet to a point;
Then, North 88 degrees 27 minutes 51 seconds West a distance of 348.94 feet to a point, located along the eastern right of way line of Parish Road;
Then, continuing along said right of way, North 22 degrees 10 minutes 35 seconds East a distance of 43.47 feet to the "POINT OF BEGINNING";

all as shown on the Resubdivision Map.

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Schedule 2.1(b)

Contributed Improvements and Personalty

Inserted behind this page.

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Schedule 2.1(c)

Subleases

1.Sublease of that Prime Lease by and between Harry M. Fisher, Jr, Michael Fisher and Joel Anna Fisher, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated January 15, 1980 and recorded on September 14, 1983, at COB 231, Page 397, File No. 197640, of the official records of St. Bernard Parish, LA; amended by that Amendment to Lease, dated September 1, 2009, recorded at COB 969, Folio 736 of the official records of St. Bernard Parish, LA. The lessee’s interest in the Prime Lease was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

2.Sublease of that Prime Lease by and between Susan Gore and Karen Gore, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated July 23, 1980, recorded on September 14, 1983, at COB 231, Folio 353, File No. 197636, of the official records of St. Bernard Parish, LA. Tenneco’s interest in the Lease, as lessee, was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

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Schedule 2.1(d)

Assumed Contracts
1.The Sublease Agreements.
a. Sublease of that Prime Lease by and between Harry M. Fisher, Jr, Michael Fisher and Joel Anna Fisher, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated January 15, 1980 and recorded on September 14, 1983, at COB 231, Page 397, File No. 197640, of the official records of St. Bernard Parish, LA; amended by that Amendment to Lease, dated September 1, 2009, recorded at COB 969, Folio 736 of the official records of St. Bernard Parish, LA. The lessee’s interest in the Prime Lease was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.
b. Sublease of that Prime Lease by and between Susan Gore and Karen Gore, as Landlords, and Tenneco Oil Company, a Delaware corporation, as Tenant, pursuant to a Lease Agreement, dated July 23, 1980, recorded on September 14, 1983, at COB 231, Folio 353, File No. 197636, of the official records of St. Bernard Parish, LA. Tenneco’s interest in the Lease, as lessee, was eventually conveyed to Chalmette Refining, L.L.C. in a document entitled “Real Property Conveyance and Assignment of Leases”, having an effective date of October 31, 1997, and recorded on October 31, 1997, at COB 635, Folio 73 of the official records of St. Bernard Parish, LA.

2.UOP Agreements.
a. Supplemental Services Agreement, No. 15C1122.A001, dated February 1, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
b. Supplemental Services Agreement, No. 15C1122.A002, dated April 9, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
c. Process License Agreement, dated April 9, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
d. Engineered Equipment Agreement, No. 46001055104, effective as of May 20, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC
e. Guarantee Agreement, dated as of June 7, 2021, by and between Chalmette Refining, L.L.C. and UOP LLC.

3.Desmet Ballestra Agreement. Engineered Equipment and Services Agreement, dated as of June 1, 2021, by and between CRC and Desmet Ballestra North America, Inc.

4.IMTT Agreement. Agreement of General Conditions, dated September 30, 2022, by and between PBF Energy Company LLC and International-Matex Tank Terminals LLC, as amended.

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Schedule 2.1(f)

Other Assets

As of the Closing: None.

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Schedule 2.2
Structure of Potential Additional Consideration

Additional consideration of up to $50,000,000 will be paid by Eni Member to the Company in accordance with the following terms:

A. An additional amount in cash up to $20,000,000 shall be paid by Eni Member to the Company within ten (10) Business Days after the successful start-up date of the commercial activity related to the PTU, if the start-up is before October 8, 2023; provided that if the Closing Date is after October 8, 2023, and the Company is entitled to receive such additional amount (or portion thereof) in accordance herewith, such amount shall be paid as of the Closing Date. In particular, for any given start date between the forecasted startup date of October 8, 2023 ($0) and May 8, 2023 ($20,000,000), the cash amount due will be calculated proportionally to the number of days elapsed between the May 8, 2023 date out of a total one hundred fifty-three (153) days (the latter representing the difference between the two estimated start up dates); as an example: if the PTU starts production on a continuous basis on July 8, 2023 then the formula to calculate the additional cash amount payable is $20,000,000/(153 days) * (number of days between July 8, 2023 and October 8, 2023) = $12,026,000. In the event the PTU start-up date occurs after October 8, 2023, Eni Member shall not be entitled to any price adjustments or any penalty to be paid back as a result of the late PTU start up.

B. An additional amount in cash up to $30,000,000 shall be paid by Eni Member to the Company within ten (10) Business Days from the Company’s notice to Eni Member for achievement of a demonstrated production capacity of twenty-one (21) kbpd average annual capacity (to be determined as set forth below) through the Renewable Diesel Unit (“RDU”); provided that if the Closing Date is after the occurrence of such event, and the Company is entitled to receive such additional amount (or portion thereof) in accordance herewith, such amount shall be paid as of the Closing Date. Production capacity will be proven if a production capacity of an average of twenty-one (21) kbpd is achieved for ninety (90) continuous days of operations processing economic feed so long as such ninety (90) day period occurs within twelve (12) months following the completion of the performance acceptance test of the PTU. The catalyst deactivation curve generated by the ninety (90) days of operation will then be extrapolated and used to verify the production capacity on an annualized average basis. In particular, a linear proportional value between $0 million (for capacity equal or lower than nominal RDU capacity of 20 kbpd) and $30 million (for capacity equal or higher than twenty-one (21) kbpd) will be recognized. Capacity is defined as the actual yearly volume average capacity on the basis of three hundred forty-five (345) days (as per PBF financial model assumptions), namely: Capacity, kbpd = V/345 days. Where V is the yearly volume (the demonstrated ninety (90) day average rate times 365) of pre-treated feedstock measured at the RDU inlet and expressed in thousand barrels. Furthermore, with reference to feedstocks and yields, the following two conditions have to be both satisfied, namely:

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1. Ninety (90) day average feedstock slate containing at least 50% of Animal Fats+UCO; alternatively, a different feedstock slate could be processed provided that higher margins are proven or this feedstock slate is not available and recognized by Eni Member; and

2. HVO diesel ninety (90) day average Yield >99.7% (vol.%) based on the design case, subject to adjustment based on actual feedstock slate. The HVO Diesel average Yield Y is calculated as follow: Y yield (vol%) = D/V. Where D is yearly produced diesel volume and V is the yearly volume of pre-treated feedstocks measured at the RDU inlet, both expressed in barrels.

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Schedule 6.9(a)
PBF Member Compliance with Law and Orders

As of Closing: None.

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Schedule 6.13

Liabilities and Indebtedness
As of Closing: None.

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Schedule 6.20

Permits

As of Closing:

1. Registrations

Agency	Program
EPA	CDX Account
EPA	Pt. 79
EPA	Pt. 80
CARB (CA)	LCFS Fuel Pathway
ECCC (Canada)	CFR CATS
B.C. Gov	BCeID
ISCC	ISCC EU
DEQ (OR)	CFP Pathway
Ecology (WA)	CFS Pathway
CARB (CA)	Fuels Distributor Certificate
CEC (California Energy Commission)	PIIRA Reporting
EIA	EIA 819 Reporting